                          PROTECTIVE INVESTMENT COMPANY

                                  ANNUAL REPORT

                               DECEMBER 31, 1995

PROTECTIVE INVESTMENT COMPANY
LETTER TO INVESTORS

DEAR INVESTORS:                                                  FEBRUARY 1,1996

We are pleased to have the opportunity to review the performance and discuss the holdings of the investment portfolios offered by the Protective Investment Company for the 12-month period ended December 31, 1995. To help put the portfolios' performance in perspective, our investment advisers, Goldman Sachs Asset Management (GSAM) and Goldman Sachs Asset Management International (GSAMI), will also provide an overview of the investment environment during the period.

U.S. STOCK MARKET SURGED TO RECORD HEIGHTS...
In sharp contrast to 1994's lackluster performance, the U.S. stock market soared in 1995, rising 37.6% (as measured by the total return of the Standard & Poor's 500 stock index). The Dow Jones Industrial Average set two major milestones: breaking the 4000 mark in February and the 5000 mark in November. During the year, large-capitalization stocks (as measured by the S&P 500) outperformed the Russell 2000 index of small-capitalization stocks by approximately 9%. Technology stocks fueled the market during the first half of the year, ceding leadership to financial and consumer growth stocks by year end.

The stock market maintained its upward momentum every month but October due to a favorable combination of low inflation, falling interest rates and moderate economic growth. In addition, many large U.S. companies posted corporate earnings growth that exceeded expectations. This was partly due to a weakened dollar, which made American exports more competitive. The possibility of a lower capital gains tax, which would be a long-term boost to stocks, also helped to fuel the rally.

 ...AMID MODERATING ECONOMIC GROWTH
When 1995 began, the economy was still growing, but more slowly than in 1994. Annualized real Gross Domestic Product (GDP) rose 1.7% and 0.7% in the first and second quarters, respectively, well below the robust levels of the prior year. Though revised third-quarter GDP rebounded to 3.2%, this increase was partly attributable to increased federal government spending in anticipation of the budget debate. GDP for the fourth quarter is estimated to be approximately 1% (annualized), a more indicative reading of the economy's sluggish growth. The economic slowdown was the result of a number of factors, including a decline in consumer confidence and spending, which hurt retail sales, culminating in an extremely weak Christmas season, and a buildup in inventories among retailers, wholesalers and manufacturers. Sales and starts of new single-family homes in spring and early summer rebounded, however, both exhibited a consistent pattern of slippage through October, then recovered in November in most regions, according to the most recent government statistics available. In addition, a number of temporary factors, including a sharp contraction in nondefense government spending and a strike at Boeing aircraft, had a major impact on GDP in the fourth quarter.

THE FED TIGHTENED IN FEBRUARY, BUT REVERSED COURSE BY MIDYEAR IN RESPONSE TO A SLOWING ECONOMY
The U.S. Federal Reserve Board raised the federal funds rate (the rate banks charge one another for overnight borrowing) by 50 basis points to 6.00% in February 1995. This increase was the last in the Fed's tightening cycle, which included seven rate hikes from February 1994 through February 1995, a total increase of 300 basis points. The Fed then remained neutral until July, when receding inflationary pressures and the weakening economy prompted it to cut the federal funds rate 25 basis points. Additional easing did not occur until December 1995, when the Fed cut the federal funds rate another 25 basis points to 5.50%.

OUTLOOK FOR 1996: A SLOW START WITH STRENGTHENING EXPECTED IN THE SECOND HALF Though lower interest rates would be positive for the stock market, the weakening economy increases the probability of much slower corporate earnings growth, which could hurt stock prices during the first half of the year. As a result, many investors are turning to defensive stocks, such as consumer nondurables and utilities. Fed easing in early 1996 is a possibility if additional weakening occurs and a budget accord is reached in Washington. By year end 1996, many anticipate a resurgence in growth with a gradual pickup in inflation. In general, 1996 is expected to be a good year for stocks, approximately in line with historical averages, but far below 1995's spectacular run. Of course, no one can predict the market with certainty. Managing your expectations to realistic levels is essential.

THE DOLLAR STRENGTHENED AFTER FALLING TO HISTORIC LOWS
Starting in February 1995, the U.S. dollar weakened significantly, sliding to new postwar lows against the Deutsche mark and Japanese yen in April. The dollar's precipitous drop was attributed in part to the U.S.-Japan trade imbalance and the weakness in the U.S. economy (which led to reduced expectations of rising rates). The dollar rallied against the yen and the Deutsche mark during the summer and early fall, due to the resolution of the U.S.-Japan trade dispute, Japan's stimulative monetary policy, and the intervention of U.S. and foreign central banks in support of the dollar. By year end, the dollar stabilized, having risen by approximately 28% against the yen and by approximately 6% against the Deutsche mark from its April low.

THE INTERNATIONAL MARKET ENVIRONMENT: EUROPEAN MARKETS GENERALLY PERFORMED WELL BUT OTHER REGIONS WERE WEAK
Despite generally positive performance, international stock markets typically lagged the U.S. during 1995, with the Japanese market being particularly weak. During the period, many foreign bond markets rallied, with Canada and Australia outperforming the U.S.

- EUROPE. Europe's economic recovery slowed during the past year, in part because monetary policy had prematurely tightened in anticipation of higher growth, and short-term interest rates remained high during the first half of the year. Still, most European stock markets did well during the year, returning over 16% (as measured by Financial Times-Actuaries Europe Index designated in local currencies). Stock markets in Switzerland, Sweden, Denmark and the U.K. turned in strong performances, while Italy and France lagged, plagued by political, budgetary and inflationary problems. European bond markets generally rallied as well, supported by weakening economies and relatively low inflation.

- JAPAN. Japanese stocks (as measured by the Tokyo Stock Price Index [TOPIX] in local currency) rose only 1.19% during the year, reflecting Japan's stagnating economy, deflationary environment and weakened banking system. From January through April, the yen traded at historically high levels versus the dollar and thwarted exports. In addition, the economy felt the impact of the costly Kobe earthquake. With wages basically flat, consumer spending was sluggish and real GDP growth for 1995 was estimated to be only 0.3%. Japanese stocks rallied during the latter half of the period as the yen declined, and recouped most of their losses from earlier in the year. A side effect of Japan's economic distress was a relatively favorable bond market environment during the first half of the year. By midyear, the Japanese government had introduced a stimulative fiscal policy which is expected to help the economy and stocks in 1996, but could put pressure on bond prices.

- ASIA. Asian stock markets experienced high volatility and generally low volumes during 1995, despite relatively stable economic fundamentals for most of the region. Hong Kong provided the strongest and most consistent gains, while political turmoil in India, major current account deficits in Malaysia and a series of natural disasters in the Philippines took their toll in their respective markets. Further, Asian markets generally declined during the third quarter as the rising U.S. dollar drained liquidity from the region. The year ended with a stronger finish in December, when Hong Kong, Malaysia, Singapore and Indonesia recorded solid gains and funds began to flow into the region again.

PERFORMANCE AND PORTFOLIO REVIEW BY FUND

PROTECTIVE SELECT EQUITY FUND
OBJECTIVE AND STRATEGIES: The Protective Select Equity Fund seeks to provide high total return consisting of capital appreciation plus dividend income. The Fund invests in a widely diversified portfolio of stocks, while typically maintaining sector weightings, average capitalizations and risk characteristics similar to the S&P 500 Index. To select investments, the Fund utilizes a disciplined approach which combines fundamental investment research provided by the Goldman Sachs Investment Research Department with quantitative analysis generated by a proprietary model developed by GSAM, the Fund's investment adviser. Those stocks ranked highly both by the Goldman Sachs Investment Research Department and by GSAM's quantitative analysis are selected for the Fund's portfolio.

PERFORMANCE REVIEW AND HOLDINGS: For the 12 months ended December 31, 1995, the Protective Select Equity Fund had a total return of 36.73%(1) based on net asset value compared with 37.57% for the S&P 500 stock index, the Fund's benchmark. The Fund performed nearly in line with the benchmark, with both reflecting an outstanding year for U.S. equities. In addition, the Fund did well compared with its peers, ranking 72nd out of 401 variable annuity growth funds based on total return and outperforming the category average of 31.50% for the 12-month period ended December 31, 1995, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance does not guarantee future results.)

The following chart shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

[GRAPH]


TOTAL RETURN(1) SUMMARY
                                                            Cumulative Total                    Average Annual
                                 Year Ended                  Return through                    Total Return through
                              December 31, 1995             December 31, 1995 (a)             December 31, 1995 (a)
                              -----------------             ---------------------             ----------------------
Select Equity Fund                 36.73%                           37.46%                             19.33%

(a)  From the commencement of investment operations on March 14, 1994.


A more detailed picture shows the Fund outperformed the benchmark during the second and third quarters of 1995, when the key factors favored by GSAM's model -- value (stocks with low price/earnings ratios), growth (stocks with rising earnings estimates) and stable earnings (large stocks not dependent on the economy) -- all worked well. During the fourth quarter, investors focused almost exclusively on large, defensive stocks (i.e., utilities, consumer nondurables), and responded indifferently to most other fundamental factors. Even stocks with rising earnings estimates did not fare particularly well as the market expressed skepticism that earnings could continue to advance in the weakening economy.

A number of the best performing stocks during the period were large-capitalization companies in widely diverse industries including PHILIP MORRIS COMPANIES, INC. (tobacco and food products), SEARS, ROEBUCK AND CO. (retailing), FEDERAL NATIONAL MORTGAGE ASSOCIATION (mortgage finance), MONSANTO CO. (chemicals), ALLSTATE CORP. (insurance) and INTEL CORP. (computer chips).

During the period, the Fund attracted a healthy stream of cash inflows that were invested gradually over time. In this positive environment, the Fund had a higher cash position than usual (on average, 3% to 5% of assets). Even this small cash position can have an impact on performance in a sharply rising market.

As of December 31, 1995, the Fund was invested in 101 stocks, which were well diversified by industry and sectors. While its sector weightings were generally in line with the S&P 500 Index, the Fund was slightly overweighted in finance and basic industry and slightly underweighted in the health, capital spending and retail sectors. The slight over and underweightings were the result of the Fund's bottom-up stock selection process and were not due to GSAM's views of specific sectors.

A number of the Fund's valuation characteristics continued to be more favorable than the benchmark. For example, as of December 31, 1995, the Fund had a lower price/earnings ratio based on 1995 estimated earnings than the S&P 500 Index (13.9x versus 16.1x), a lower price/book ratio (2.5x versus 2.9x) and better long-term growth characteristics (13.0% versus 12.1%).

OUTLOOK: Given last year's strong market performance, high levels of bullish sentiment and low market dividend yields, GSAM's quantitative model currently favors large stocks, stocks with low price/earnings multiples, and stocks with positive earnings estimate revisions and price momentum. The model is currently warning against stocks with overly optimistic year-over-year growth expectations.

PROTECTIVE GROWTH AND INCOME FUND
OBJECTIVE AND STRATEGIES: The Protective Growth and Income Fund seeks long-term capital appreciation and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The Fund is managed with a value style, which means Goldman Sachs Asset Management (GSAM) focuses on companies whose stocks are inexpensive relative to their expected long-term earnings power and their ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the Fund's investment evaluation approach.

PERFORMANCE REVIEW AND HOLDINGS: For the 12-month period ended December 31, 1995, the Protective Growth and Income Fund had a total return of 32.29%(1) based on net asset value compared with 37.57% for the S&P 500 stock index, the Fund's benchmark. The Fund provided solid returns for the year but underperformed the S&P 500 Index partly because growth stocks outperformed value during the latter part of the year, which worked against the Fund's value orientation. In addition, the market's top-performing sectors, technology stocks and large-capitalization consumer stocks, were considered overvalued by the Fund's portfolio managers and were therefore underweighted. Finally, large stocks outperformed mid-sized and smaller stocks. As of December 31, 1995, the Fund's average weighted market capitalization was $12.6 billion compared with $30.6 billion for the S&P 500.

The following chart shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

[GRAPH]


TOTAL RETURN(1) SUMMARY
                                                              Cumulative Total               Average Annual
                                     Year Ended                Return through              Total Return through
                                   December 31, 1995        December 31, 1995 (a)         December 31, 1995 (a)
                                   -----------------        ---------------------         ---------------------
Growth and Income Fund                  32.29%                    29.83%                         15.61%

(a)  From the commencement of investment operations on March 14, 1994.

Successful positions during the period included LOCKHEED-MARTIN CORP., MCDONNELL DOUGLAS CORP. and NORTHROP GRUMMAN CORP., which benefited from investors' recognition of the opportunities for margin expansion and cash flow potential of these defense-related companies. Despite weakness early in the year, TENET HEALTHCARE CORP. recovered when the market responded favorably to the company's announced acquisitions, finishing 1995 as one of the Fund's best performers. A number of the Fund's holdings in the finance and banking sectors also produced strong returns. BANKAMERICA CORP. and NATIONSBANK CORP. benefited from earnings growth, and TRAVELERS GROUP, INC., a well-managed, diversified financial services company with brokerage and insurance operations, saw its share price rise significantly in November after the announcement of its acquisition of Aetna's property and casualty business.

Though it was underweighted in technology, the Fund benefited from several of its holdings in the sector, including ADVANCED MICRO DEVICES, COMPAQ COMPUTER CORP. and DELL COMPUTER CORP. Advanced Micro Devices and Dell Computer were sold during the period after they reached GSAM's target prices for fair valuation.

The Fund's cyclically oriented investments, such as FORD MOTOR COMPANY, came under pressure during the period as auto sales slowed due to investor uncertainty stemming from the economic slowdown. The Fund was overweighted in the paper sector compared with the benchmark, which was particularly hard hit due to an inventory buildup and declining demand, which led to price discounting. The Fund had trimmed its investments in STONE CONTAINER CORP., CHAMPION INTERNATIONAL CORP. and GEORGIA-PACIFIC CORP. earlier in the year when paper stocks were strong, and subsequently increased its holdings when their prices fell, on the expectation that the paper sector will rebound.

A number of new holdings were added during the period. These included the LONG ISLAND LIGHTING COMPANY, which was inexpensive because investors perceived it as a high-cost electrical utility with significant political exposure, and GOODYEAR TIRE & RUBBER CO., which appeared undervalued due to the prevailing assumption that its earnings were dependent on the North American auto cycle. The portfolio managers believe these investments offer favorable long-term growth potential.

OUTLOOK: GSAM will continue to apply intensive research techniques and disciplined valuation methods to select its investments for the long term. The portfolio managers intend to continue researching attractive investment opportunities that are consistent with the Fund's management style, avoiding areas where valuation levels appear excessively high.

PROTECTIVE CAPITAL GROWTH FUND
OBJECTIVE AND STRATEGIES: The Protective Capital Growth Fund seeks long-term growth primarily through investments in stocks considered to have long-term capital appreciation potential. Stocks are selected primarily by using a value-oriented investment style, emphasizing extensive fundamental research to identify companies that are believed to be underpriced in the market compared with their long-term growth potential. The average weighted market capitalization of the Fund was approximately $16 billion as of December 31, 1995 compared with $30.6 billion for the S&P 500.

PERFORMANCE REVIEW AND HOLDINGS: From its inception on June 13, 1995 through December 31, 1995, the Protective Capital Growth Fund had a total return of 6.93%(1) based on net asset value compared with 16.26% for the S&P 500 Index, the Fund's benchmark, during the same period.

The following chart shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

[GRAPH]


TOTAL RETURN(1) SUMMARY
                                                         Cumulative Total
                                  Period Ended            Return through
                              December 31, 1995 (a)    December 31, 1995 (a)
                              --------------------     ---------------------
Capital Growth Fund                 6.93%                       6.93%

(a)  From the commencement of investment operations on June 13, 1995.


While the Fund had positive returns, it underperformed the benchmark for three main reasons.

- First, during the period since the Fund's inception, the market has favored large, growth stocks while at inception the Fund was heavily invested in value-oriented, cyclical stocks in the paper and forest industry, automotive and capital equipment sectors, all of which felt the impact of a slowing economy during the fourth quarter of 1995. These included such well-known names as GEORGIA-PACIFIC CORP., STONE CONTAINER CORP. and CHAMPION INTERNATIONAL CORP., which suffered from price discounting as demand for paper and pulp products in the U.S. and abroad declined amid healthy supply. With consumer confidence faltering during the last quarter of the year, automotive sales declined and affected Wall Street's view of GENERAL MOTORS CORP. and FORD MOTOR COMPANY, both held by the Fund. In addition, the Fund invested in a number of capital equipment manufacturers, including HARNISCHFEGER INDUSTRIES, INC. (construction and mining equipment), TENNECO INC. (a diversified industrial holding company) and KEYSTONE INTERNATIONAL (industrial machinery), which experienced a slow down in orders.
- Second, specialty retailers did poorly during the second half of the year, and the Fund's holdings in the sector (ANN TAYLOR STORES CORP. and CHARMING SHOPPES, INC., both in women's apparel, and MUSICLAND STORES CORP., which sells CDs, tapes and videos) reflected the disappointing climate for retailing.
- Third, the Fund had little or no representation in technology, financial services or utility stocks until the fourth quarter of 1995, all of which were strong performers during the year.

In anticipation of a continued slow economy, the Fund's investment adviser has reduced the portfolio's cyclically oriented exposure by selling a number of holdings. In addition, the portfolio's sector diversification has been broadened by the addition of investments in the financial services, media and energy sectors, including FEDERAL NATIONAL MORTGAGE ASSOCIATION (a dominant player in the secondary mortgage market), NATIONSBANK CORP. (a diversified financial services company based in North Carolina), TELE-COMMUNICATIONS INC., (the largest cable company in the U.S.), LONG ISLAND LIGHTING COMPANY (an electric and gas utility serving Long Island, N.Y.) and TEXACO (energy).

Other newer purchases include WAL-MART STORES, INC., the country's dominant general merchandise retailer, whose stock was available at an attractive price in November based on investors' fears regarding the depressed retail environment; AT&T, which was purchased by the Fund both before and after AT&T's proposed breakup and most recently announced layoffs, based on the belief that the sum of its parts is worth more than the whole; and PALL CORP., a filtration company with a particular expertise in blood filtration.

During the period under review, the portfolio's strongest performers were TJX COMPANIES, INC., owner of TJ Maxx, a discount clothing chain, which strengthened its franchise by announcing the acquisition of Marshall's, and PHILIP MORRIS COMPANIES, INC., whose shares rebounded from a depressed valuation that resulted from concerns about competitive pressures and potential litigation. MCDONNELL DOUGLAS CORP., a leader in aerospace and defense, has continued to generate a significant cash flow and added to shareholder value with a stock repurchase program. In addition, the stock rose on speculation regarding consolidation in the defense industry.

OUTLOOK: As noted, the Fund has increased its diversification to position itself for what may be a slower economy in the months ahead. Goldman Sachs Asset Management, the Fund's investment adviser, will continue to emphasize selection of individual stocks believed to offer long-term growth potential.

PROTECTIVE SMALL CAP EQUITY FUND
OBJECTIVE AND STRATEGIES: The Protective Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The Fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that GSAM believes can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. This approach differs markedly from many pure growth small-cap funds that invest in companies with high multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Using its own rigorous fundamental research, which includes meeting with a company's management and interviewing a company's competitors, customers and suppliers, GSAM builds the Fund's portfolio one stock at a time.

PERFORMANCE REVIEW AND HOLDINGS: During the period under review, the Protective Small Cap Equity Fund had a total return of 6.46%(1) based on net asset value compared with 28.44% for the Russell 2000, the Fund's benchmark. The Fund's performance lagged the benchmark primarily due to the disappointing results of a number of its holdings. In addition, the Fund's overweighting in the specialty retailing sector hurt performance when consumer spending slowed in 1995. During the first half of the period, the Fund was also hindered by being underweighted in the technology sector, which led the market.

The following chart shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Russell 2000.

[GRAPH]


TOTAL RETURN(1) SUMMARY
                                                                 Cumulative Total                  Average Annual
                                      Year Ended                  Return through               Total Return through
                                   December 31, 1995            December 31, 1995 (a)          December 31, 1995 (a)
                                   -----------------            --------------------           ---------------------
Small Cap Equity Fund                    6.46%                        (4.04)%                          (2.27)%

(a)  From the commencement of investment operations on March 14, 1994.

Among the portfolio's retail stocks that suffered price declines were CHARMING SHOPPES, INC. (a specialty retailer of moderately priced women's apparel), J. BAKER, INC. (specialty apparel and discount shoes), MUSICLAND STORES CORP. (music retailer) and LEVITZ FURNITURE, INC. (furniture retailer). The Fund liquidated some of its retailing positions, such as ERNST HOME CENTER, INC. and SHOE CARNIVAL, INC., when their deteriorating fundamentals appeared to undermine their long-term success, and sold others that the portfolio managers believed had reached their fair market value (e.g., AUTHENTIC FITNESS CORP. and NORTON MCNAUGHTON, INC.).

In addition to trimming its exposure in the retail sector, the Fund also sold a number of other holdings, including FOAMEX INTERNATIONAL, INC. (foam products) and GRANCARE INC. (health care facility operator), to take advantage of other potentially more attractive investments. The Fund also sold its holdings in CHILDREN'S DISCOVERY CENTERS (child care provider) after the stock had appreciated considerably.

The Fund generally benefited from its investments in the financial sector during the period. Top performers included HORACE MANN EDUCATORS CO. (property, casualty and life insurance for the educator market), THE PAUL REVERE CORP. (a leader in personal disability insurance), WESTERN NATIONAL CORP. (annuity product marketer) and INSIGNIA FINANCIAL GROUP, INC. (real estate management).

A number of the Fund's newer, nonfinancial positions also performed well. For example, AMPHENOL CORP. (coaxial cable and connector manufacturer) rose on the expectation that telecommunications legislation would be passed by Congress. TRUMP HOTELS & CASINOS (hotels and casinos) appreciated considerably, overcoming Wall Street's skepticism about Donald Trump which enabled the Fund to buy the stock at what the portfolio managers deemed to be an attractive price.

The Fund's patient, long-term approach to investing was also rewarded during the period when some of its previously depressed holdings rebounded. These included DIMAC CORP. (a direct marketer of database management services), which agreed to be acquired by Heritage Media at a very attractive price; TJX COMPANIES, INC. (off-price women's apparel and accessories), which sold its underperforming "Hit or Miss" chain and acquired Marshall's, a retailer that management expects to result in a substantially more profitable operation; USA MOBILE COMMUNICATIONS (Midwest-based provider of paging products), which appreciated due to a tender offer from Arch Communications and was subsequently sold; and FIGGIE INTERNATIONAL, INC. (industrial conglomerate), where new management has been selling less profitable, noncore businesses to pay down debt and improve profitability.

OUTLOOK: Going forward, the Fund will stress investments that offer growth at a reasonable price, emphasizing companies that possess both strong value characteristics and the growth potential necessary for long-term success. To that end, the Fund's portfolio managers are reexamining previously underweighted sectors and considering portfolio additions within these sectors when attractive opportunities arise. In general, GSAM believes small-cap stocks are inexpensive relative to their larger counterparts and are expected to perform well in 1996.

PROTECTIVE GLOBAL INCOME FUND
OBJECTIVE AND STRATEGIES: The investment objective of the Protective Global Income Fund is to generate a high total return, composed of both current income and, to a lesser extent, capital appreciation. The Fund will invest primarily in government and other high-quality, fixed income securities issued in the U.S. and in foreign markets. The Fund also engages in currency transactions to hedge exchange rate risk and enhance return when possible.

PERFORMANCE REVIEW AND STRATEGIES: For the 12 months ended December 31, 1995, the Protective Global Income Fund had a total return of 16.94%1 compared with a return of 17.89% for its benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars). The Fund benefited from the positive performance of global bonds, as well as from several successful currency strategies. Though the Fund is typically fully hedged, the portfolio managers correctly anticipated that the dollar would decline and unhedged part of the Fund's Japanese yen and Deutsche mark exposure early in the year. Despite its competitive performance, the Fund slightly lagged the benchmark due to its underweighting in the higher yielding bond markets of Europe in the second half of 1995.

The following chart shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the J.P. Morgan Global Government Bond Index (hedged).

[GRAPH]


TOTAL RETURN(1) SUMMARY
                                                                   Cumulative Total                    Average Annual
                                      Year Ended                   Return through                    Total Return through
                                   December 31, 1995             December 31, 1995 (a)              December 31, 1995 (a)
                                   -----------------             ---------------------              ---------------------
Global Income Fund                      16.94%                            16.07%                             8.63%

     (a)  From the commencement of investment operations on March 14, 1994.
     (b) Performance for the benchmark is not available for the period March 14, 1994 (commencement of investment operations)through March 31, 1994. For that reason, performance is shown from April 1, 1994.


Foreign bond markets recorded impressive gains during the past 12 months, following the lead of the U.S. bond market. Bond markets in dollar bloc countries, including New Zealand and Canada, continued to perform well. In Europe, the "core" and "near core" bond markets (e.g., Germany, Holland, Belgium, France and Denmark) rallied due to a supportive bond environment characterized by slowing economic activity, relatively low inflation and declining interest rates. While the European higher yielding markets (Italy, Spain and Sweden) were affected by political uncertainties and inflation fears over the first half of 1995, better inflation performance and expectations of interest rate cuts in core European markets provided the basis for a strong performance in the second half of the year.

The following is a snapshot of the fund's key positions as of December 31, 1995.
- The portfolio's single largest country holding was its 25.6% position in the U.S., significantly underweighted versus the Index's U.S. allocation (42.8%). In the opinion of GSAMI, the Fund's Investment Adviser, U.S. bond yields did not adequately compensate for the U.S. economy's potential inflationary risk.
- OTHER DOLLAR BLOC COUNTRIES. The Fund held a 7.3% position in Canada, significantly overweighting the Index (2.8%), since Canada's bond environment appeared attractive due to its low inflation and tight fiscal policy. In December, the Fund established a position in New Zealand bonds (8.0%) when that country's economy showed signs of slowing.
- CONTINENTAL EUROPE. The Fund is significantly overweighted in continental Europe (41.6%) as compared with the Index (33.9%) due to the portfolio managers' generally favorable view of the region.
     -- Germany, a 9.7% Fund position, was considered attractive due to its relatively low inflation and weak monetary growth.
     -- France (12.4%) was overweighted relative to the Index (7.3%), based on GSAMI's positive view of President Chirac's apparent commitment to reduce France's budget deficit and reform its social security system.
     -- The Fund established a 4.0% position in Spain, once Spain's economic and political risks appeared to be fully reflected in its bond prices, and added a 2.7% allocation in Belgium, which GSAMI expects to emerge as a key member of the European monetary union.
     -- The Fund's position in Italy was liquidated, due to the country's political and economic uncertainty.

     -- In Scandinavia, 7.5% of the Fund was invested in Denmark versus a benchmark weighting of 1.6%. Denmark appeared attractive compared with other European countries because of its improving fiscal position, relatively contained inflation and favorably priced market.
     -- The Fund added an allocation in Sweden in November (5.3% as of December 31), partly due to that country's apparent commitment to a 2% inflation target.
- U.K. The portfolio cut its U.K. position in half to 4.3% in the latter part of the year, underweighted versus the Index position of 6.3%, because GSAMI believed the U.K. market was fully valued.
- JAPAN. The Fund reduced its Japanese holdings in the latter half of 1995 in the belief that the Japanese government's aggressive monetary easing and expansionary fiscal policy will put pressure on Japanese bond prices. As of December 31, 1995, the Fund held a 3.8% position in Japanese bonds, significantly underweighted versus the Index allocation of 13.1%.
- CASH EQUIVALENTS. As of December 31, the Fund's cash position was 5.9%, reduced from last year's 16.6% position in order to take advantage of attractive investment opportunities.

OUTLOOK: Within the dollar bloc, GSAMI continues to prefer Canada and New Zealand because of their wide yield spreads over U.S. Treasuries. GSAMI intends to keep an overweighted position in continental Europe compared with the benchmark due to its slow economic growth and its prospects for lower long-term interest rates, which generally bode well for bonds. The U.K. presents a different picture, as financial markets may be affected by political instability and the possibility of increased wage-based inflation. Consequently, GSAMI currently expects to continue underweighting the portfolio's U.K. position relative to the benchmark. GSAMI also anticipates maintaining the portfolio's underweighted exposure in Japan, since early signs of growth in the Japanese economy have begun pushing bond yields higher at year end. Any further economic strength will continue to undermine the Japanese bond market.

PROTECTIVE INTERNATIONAL EQUITY FUND
OBJECTIVE AND STRATEGIES: The Protective International Equity Fund seeks long-term capital appreciation by investing in equity securities of foreign issuers that the Fund's portfolio management team believes have the potential to appreciate over the long term. The Fund focuses on selecting attractively valued companies with strong, competitive positions in growth industries. The Fund's portfolio managers are based in Europe, Japan and Asia, and their knowledge of local markets plays an important role in uncovering investment opportunities. While the Fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the Fund does invest. Currency risk, inherent in any international investment, is managed by a separate team of currency specialists based in London.

PERFORMANCE REVIEW AND HOLDINGS: For the 12 months ended December 31, 1995, the Protective International Equity Fund had a total return of 19.66%1 based on net asset value compared with a return of 10.63% for the Fund's benchmark, the Financial Times-Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis. The Fund also did well compared with its peers. Based on total return, the Fund ranked fifth out of 241 variable annuity international equity funds tracked by Lipper Analytical Services, Inc. for the 12 months ended December 31, 1995. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

The following chart shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Europac.

[GRAPH]


TOTAL RETURN(1) SUMMARY
                                                                        Cumulative Total               Average Annual
                                           Year Ended                    Return through              Total Return through
                                        December 31, 1995             December 31, 1995 (a)         December 31, 1995 (a)
                                        -----------------             ---------------------         ---------------------
International Equity Fund                    19.66%                           14.66%                          7.89%

     (a)  From the commencement of investment operations on March 14, 1994.
     (b) Performance for the benchmark is not available for the period March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.
     (c) The value of the hypothetical investment has been calculated using the unhedged performance of the benchmark for the entire period.
     (d) The value of the hypothetical investment has been calculated using the hedged performance of the benchmark through August 31, 1994 and the unhedged performance of the Index thereafter.


The Fund's outperformance of the Index during the period was mainly due to successful stock selection. As of December 31, 1995, the Fund was widely diversified with positions in 48 companies based in 17 countries. In terms of total assets, the five largest country exposures were Japan (34.2%), the U.K. (10.2%), Sweden (7.5%), Spain (6.3%) and the Netherlands (5.6%). The Fund also benefited from successfully hedging a portion of its yen exposure, which worked in its favor when the yen began to depreciate against the dollar during the third quarter.

JAPAN. Over the course of the year, the Fund built up a substantial position in Japan (though underweighted compared with the Index). The Fund found a number of attractive opportunities that performed well during the year, focusing particularly on companies actively engaged in reducing their costs. For example, HOYA CORPORATION moved the bulk of its manufacturing to Thailand and MITSUBISHI HEAVY INDUSTRIES increased its procurement of raw materials from outside Japan. The Fund has added several new Japanese holdings during the past 12 months, including CHIYODA, a large shoe and toy manufacturer, which is in the process of restructuring to reduce costs, and TOSTEM CORP., a producer of aluminum building materials, which is positioned to benefit from the revival of the Japanese housing market.

EUROPE. As of December 31, 1995, approximately half of the portfolio was invested in European stocks, overweighted relative to the Index. Outstanding performers included FRESENIUS (Germany), a major producer of kidney dialysis equipment; HOGANAS (Sweden), a leading manufacturer of metal powder; RANDSTAD HOLDINGS (Netherlands), a temporary help organization; and SECURITAS (Sweden), the largest security services company in Europe. In addition, several of our newer European investments did well. These included ELECTROCOMPONENTS (U.K.), one of the leading catalogue providers of electronic components and other equipment to businesses in the U.K. and Europe, and THE BANK OF IRELAND, that country's largest and most profitable bank.

ASIA-PACIFIC. The Fund held an 9.4% position in Asia (outside Japan), with 4.4% of the Fund invested in Hong Kong, the region's best performing market during 1995. In general, GSAMI the Fund's investment adviser, focused on larger and more liquid Asian companies. One of the Fund's most successful Asian investments during the period was KOREA MOBILE TELECOMMUNICATIONS, the dominant provider of cellular telecommunications and pagers in Korea. There were a number of additions to the Fund, including Hong Kong-based HSBC HOLDINGS which is one of the largest and best capitalized banking organizations in the world, and BANGKOK BANK, commonly considered to be the highest quality and leading bank in Thailand.

OUTLOOK: GSAMI believes that the prospect for lower interest rates worldwide in 1996 should be favorable for equities and should help stimulate economic growth as the cost of borrowing declines. While valuations are reasonably attractive in Europe, GSAMI will closely monitor economic growth, which is currently weak, and its impact on corporate earnings. Improved growth is expected during the second half of the year. In Japan, fiscal stimulus and further yen weakness may lead to a rebound in economic growth as well as corporate earnings upgrades, which GSAMI expects will be very positive for the country's equity market. Though Asian markets are still somewhat unpredictable in the near term, they closed the year with a strong December with evidence of renewed interest from U.S. and other foreign investors. Our outlook is positive over the longer term, as Asian markets continue to offer attractive long-term growth potential. As in the past, GSAMI will stress well-managed companies with the potential to deliver attractive returns over time.

PROTECTIVE MONEY MARKET FUND
OBJECTIVE: The Protective Money Market Fund is designed to preserve capital, maximize current income and maintain liquidity. The Fund invests in high-quality short term securities, including certificates of deposit and banker's acceptances; high-quality commercial paper and other short-term obligations of U.S. corporations, state and municipal governments, and other issuers; and repurchase agreements relating to these securities. The Fund may also invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, please note that the Fund's shares are not guaranteed or insured by the U.S. government and the Company cannot assure that it will maintain a stable net asset value of $1.00 per share.

PERFORMANCE REVIEW AND COMPOSITION: As of December 31, 1995, the Protective Money Market Fund's 7-day current yield was 5.07% and its average maturity was 34 days.

OUTLOOK: Given below-trend economic growth and expected inflation of under 3% in 1996, the portfolio managers anticipate further Fed interest rate reductions during the first half of 1996. Another 50 basis point decline in short-term interest rates cannot be ruled out.

The Fund expects to continue to purchase high-quality, liquid securities, and to maintain a weighted average maturity in a range of 25 to 45 days in order to best meet the objectives of the Fund. The Fund will attempt to operate closer to the high end of its range as the timing of the next ease becomes clearer.

In conclusion, we appreciate your support during the past year. The Funds' portfolio managers will continue to apply a disciplined investment approach to pursue each Fund's specific investment objectives, while doing their best to carefully manage risk.

Sincerely,


Carolyn King
Chairman and President
Protective Investment Company

(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day of the fiscal period and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Results represent past performance and do not indicate future results. The value of an investment and the return on an investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not include any insurance charges imposed in connection with your variable annuity contract. If the performance information included the effect of the insurance charges, performance numbers would be lower.

                      PROTECTIVE GLOBAL INCOME FUND
                         SCHEDULE OF INVESTMENTS
                            DECEMBER 31, 1995



                                              PRINCIPAL
                                               AMOUNT
  SECURITY DESCRIPTION                          (000)          U.S. $ VALUE
  --------------------                          -----          ------------
GOVERNMENT AND AGENCY SECURITIES - 90.6%
BELGIUM - 2.7%
Kingdom of Belgium
    6.500%, 03/31/2005 . . . . . BEL             25,000         $   838,260
                                                                -----------
CANADA - 7.3%
Government of Canada
   7.500%, 09/01/2000. . . . . . CAD              3,000           2,280,774
                                                                -----------
DENMARK - 7.5%
Kingdom of Denmark
   9.000%, 11/15/2000. . . . . . DKK              4,000             800,792
   8.000%, 03/15/2006. . . . . .                  8,000           1,518,085
                                                                -----------
                                                                  2,318,877
                                                                -----------
FRANCE - 12.4%
Government of France
    7.000%, 11/12/1999 . . . . . FRF              8,500           1,813,141
    8.500%, 03/28/2000 . . . . .                  4,000             897,803
    8.500%, 11/25/2002 . . . . .                  5,000           1,142,248
                                                                -----------
                                                                  3,853,192
                                                                -----------
GERMANY - 9.7%
Federal Republic of Germany
    7.125%, 12/20/2002 . . . . . DEM              3,000           2,262,542
    7.375%, 01/03/2005 . . . . .                  1,000             761,427
                                                                -----------
                                                                  3,023,969
                                                                -----------
JAPAN - 3.8%
International Bank Reconstruction &
    Development
    6.750%, 06/18/2001 . . . . . JPY             70,000             831,680
Japan Development Bank
    6.500%, 09/20/2001 . . . . .                 30,000             354,438
                                                                -----------
                                                                  1,186,118
                                                                -----------
NEW ZEALAND - 8.0%
New Zealand
    6.500%, 02/15/2000 . . . . . NZD              3,900           2,471,156
                                                                -----------
SPAIN - 4.0%
    Government of Spain
    10.000%, 02/28/2005. . . . . ESP            150,000           1,250,835
                                                                -----------
SWEDEN - 5.3%
Kingdom of Sweden
    10.250%, 05/05/2003. . . . . SEK             10,000           1,662,838
                                                                -----------
UNITED KINGDOM - 4.3%
U.K. Treasury
    9.000%, 03/03/2000 . . . . . GBP                500         $   838,604
    8.500%, 12/07/2005 . . . . .                    300             500,397
                                                                -----------
                                                                  1,339,001
                                                                -----------
UNITED STATES - 25.6%
United States Treasury Notes
    6.875%, 07/31/1999 . . . . . USD              1,250           1,312,500
    6.250%, 05/31/2000 . . . . .                    750             775,192
    6.125%, 09/30/2000 . . . . .                  2,000           2,060,000
    6.250%, 02/15/2003 . . . . .                    400             417,312
    7.875%, 11/15/2004 . . . . .                  2,000           2,315,000
    6.500%, 08/15/2005 . . . . .                  1,000           1,065,310
                                                                -----------
                                                                  7,945,314
                                                                -----------
TOTAL GOVERNMENT AND AGENCY
    SECURITIES - (Cost $27,288,741)                              28,170,334
                                                                -----------
TIME DEPOSIT - 5.9%
UNITED STATES - 5.9%
State Street Bank and Trust Co
    Eurodollar Time Deposit
    5.750%, 01/02/1996 . . . . . USD              1,820           1,820,000
                                                                -----------
TOTAL TIME DEPOSIT - (Cost $1,820,000)                            1,820,000
                                                                -----------
TOTAL INVESTMENTS -
   (Cost $29,108,741) - 96.5%
                                                                 29,990,334
OTHER ASSETS LESS LIABILITIES - 3.5%                              1,094,982
                                                                -----------
NET ASSETS - 100.0%                                             $31,085,316
                                                                -----------
                                                                -----------

See Glossary of Terms on page 42.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   PROTECTIVE INTERNATIONAL EQUITY FUND
                         SCHEDULE OF INVESTMENTS
                            DECEMBER 31, 1995



  SECURITY DESCRIPTION                          SHARES        U.S. $ VALUE
  --------------------                          ------        ------------
COMMON STOCK - 88.2%
AUSTRALIA - 1.8%
Boral Ltd. . . . . . . . . . . . . . . .        220,000        $    555,969
Woodside Petroleum * . . . . . . . . . .         94,600             483,758
                                                               ------------
                                                                  1,039,727
                                                               ------------
AUSTRIA - 3.0%
Oester Elektrizita . . . . . . . . . . .         29,075           1,745,623
                                                               ------------
BELGIUM - 1.4%
Colruyt SA . . . . . . . . . . . . . . .          3,100             852,158
                                                               ------------
DENMARK - 1.9%
Tele Danmark AS-B share. . . . . . . . .         20,000           1,090,516
                                                               ------------
FRANCE - 4.1%
Comptoirs Modernes . . . . . . . . . . .          4,626           1,500,692
Seita. . . . . . . . . . . . . . . . . .         24,806             898,346
                                                               ------------
                                                                  2,399,038
                                                               ------------
GERMANY - 2.0%
Adidas AG. . . . . . . . . . . . . . . .         22,600           1,195,192
                                                               ------------
HONG KONG - 4.4%
HSBC Holdings                                    70,000           1,059,166
Hutchison Whampoa. . . . . . . . . . . .        135,000             822,308
Sun Hung Kai Properties. . . . . . . . .         90,000             736,179
                                                               ------------
                                                                  2,617,653
                                                               ------------
IRELAND - 2.3%
Bank Of Ireland. . . . . . . . . . . . .        187,992           1,368,580
                                                               ------------
JAPAN - 34.2%
Chiyoda Co.. . . . . . . . . . . . . . .         30,000             696,898
Circle K Japan Co. . . . . . . . . . . .         13,000             572,521
Hoya Corp. . . . . . . . . . . . . . . .         47,000           1,614,964
Inaba Denkisangyo. . . . . . . . . . . .         41,000             992,111
Kyocera Corp.. . . . . . . . . . . . . .         17,000           1,262,063
Max Co.. . . . . . . . . . . . . . . . .         59,000           1,222,088
Mirai Industry Co. . . . . . . . . . . .         34,000             809,563
Mitsubishi Electric Corp.. . . . . . . .        232,000           1,668,451
Mitsubishi Heavy Industries  . . . . . .        239,000           1,903,857
Mitsui Marine & Fire . . . . . . . . . .        235,000           1,674,103
Santen Pharmaceutical Co.. . . . . . . .         60,000           1,358,951
Sanyo Shinpan Finance Co. Ltd. . . . . .          9,000             740,454
Shimachu Co. . . . . . . . . . . . . . .         34,000           1,089,290
Taikisha . . . . . . . . . . . . . . . .         56,000             959,396
TDK Corp.. . . . . . . . . . . . . . . .         16,000             816,145
Terumo Corporation . . . . . . . . . . .         20,000             179,838

JAPAN (CONTINUED)
Tostem Corp. . . . . . . . . . . . . . .         41,000        $  1,361,177
York Benimaru Co.. . . . . . . . . . . .         31,000           1,185,210
                                                               ------------
                                                                 20,107,080
                                                               ------------
NETHERLANDS - 5.6%
Philips Electronic . . . . . . . . . . .         24,000             867,452
Randstad Holdings N.V. . . . . . . . . .         29,800           1,351,929
Wolters Kluwer N.V . . . . . . . . . . .         11,226           1,061,947
                                                               ------------
                                                                  3,281,328
                                                               ------------
SPAIN - 6.3%
Banco Popular Espana . . . . . . . . . .         10,260           1,887,469
Repsol SA. . . . . . . . . . . . . . . .         55,515           1,814,738
                                                               ------------
                                                                  3,702,207
                                                               ------------
SWEDEN - 7.5%
Ericsson LM Telephone. . . . . . . . . .         61,700           1,209,038
Hoganas AB, class B. . . . . . . . . . .         43,400           1,269,121
Securitas AB, class B. . . . . . . . . .         26,700           1,267,749
Volvo AB . . . . . . . . . . . . . . . .         34,000             696,994
                                                               ------------
                                                                  4,442,902
                                                               ------------
SWITZERLAND - 1.8%
Cie Financier Richemont AG . . . . . . .            700           1,049,848
                                                               ------------
THAILAND - 1.7%
Bangkok Bank . . . . . . . . . . . . . .         83,200           1,010,687
                                                               ------------
UNITED KINGDOM - 10.2%
British Airport Authority PLC                   182,595           1,380,161
Electrocomponents. . . . . . . . . . . .        309,922           1,729,272
Rentokil Group PLC . . . . . . . . . . .        259,000           1,346,655
Siebe. . . . . . . . . . . . . . . . . .        126,200           1,554,240
                                                               ------------
                                                                  6,010,328
                                                               ------------
TOTAL COMMON STOCK -
   (Cost $46,430,158)                                            51,912,867
                                                               ------------
PREFERRED STOCK - 3.1%
GERMANY - 3.1%
Fresenius AG . . . . . . . . . . . . . .         19,060           1,806,131
                                                               ------------
TOTAL PREFERRED STOCK -
  (Cost $797,114)                                                 1,806,131
                                                               ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   PROTECTIVE INTERNATIONAL EQUITY FUND
                         SCHEDULE OF INVESTMENTS
                            DECEMBER 31, 1995



  SECURITY DESCRIPTION                          SHARES        U.S. $ VALUE
  --------------------                          ------        ------------
DEPOSITORY RECEIPTS - 3.3%
KOREA - 2.7%
Korea Mobile Telecomm Corp.. . . . . . .        35,000        $  1,557,500
                                                              ------------
PHILIPPINES - 0.6%
Philippine Long Distance
     Telephone Co. . . . . . . . . . . .         7,000             378,875
                                                              ------------
TOTAL DEPOSITORY
   RECEIPTS - (Cost $1,344,002)                                  1,936,375
                                                              ------------
                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)
                                                  -----
TIME DEPOSIT - 6.0%
UNITED STATES - 6.0%
State Street Bank and Trust Co.
      Eurodollar Time Deposit
      5.750%, 01/02/1996 . . . . . . . .USD     $3,551           3,551,000
                                                              ------------
TOTAL TIME DEPOSIT - (Cost $3,551,000)                           3,551,000
                                                              ------------
TOTAL INVESTMENTS -
   (Cost $52,122,274) - 100.6%                                  59,206,373
OTHER ASSETS LESS LIABILITIES - (0.6)%                           (364,675)
                                                              ------------
NET ASSETS - 100.0%                                           $ 58,841,698
                                                              ------------
                                                              ------------

                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                      ------------------------------------
INDUSTRY                          % OF NET ASSETS                   VALUE
--------                          ---------------                   -----
Automobile                             1.2%                      $ 696,994
Business Services                      6.7                       3,966,333
Commercial Banks                       9.1                       5,325,902
Communication                          2.1                       1,209,038
Consumer Goods                         3.2                       1,865,993
Construction                           3.3                       1,917,146
Drinks                                 1.5                         898,346
Electrical                             5.0                       2,899,103
Electronics                           12.1                       7,091,829
Engineering                            3.2                       1,903,857
Financial Services                     1.3                         740,454
Healthcare                             5.7                       3,344,920
Insurance                              2.8                       1,674,103
Machinery                              1.6                         959,396
Media                                  1.8                       1,061,947
Metal Products                         2.2                       1,269,121
Oil                                    3.9                       2,298,496
Real Estate                            2.6                       1,558,487
Retail                                10.0                       5,896,769
Textile                                2.0                       1,195,192
Time Deposit                           6.0                       3,551,000
Transportation                         2.3                       1,380,161
Utilities                              8.1                       4,772,514
Wholesale Trade                        2.9                       1,729,272
                                     -----                    ------------
Totals                               100.6                    $ 59,206,373
                                     -----                    ------------
                                     -----                    ------------

* Denotes non-income producing security.

See Glossary of Terms on page 42.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE CAPITAL GROWTH FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1995


  SECURITY DESCRIPTION                          SHARES               VALUE
  --------------------                          ------               -----
COMMON STOCK - 74.3%
AEROSPACE/DEFENSE - 4.2%
McDonnell Douglas Corp.. . . . . . . . .         1,500         $   138,000
Northrop Grumman Corp. . . . . . . . . .         4,900             313,600
                                                               -----------
                                                                   451,600
                                                               -----------
AIRLINES - 2.0%
AMR Corp. *. . . . . . . . . . . . . . .         2,400             178,200
USAir Group Inc. * . . . . . . . . . . .         2,400              31,800
                                                               -----------
                                                                   210,000
                                                               -----------
AUTO PARTS - 0.9%
Lear Seating Corp. * . . . . . . . . . .         3,400              98,600
                                                               -----------
AUTOMOBILE - 3.2%
Ford Motor Co. . . . . . . . . . . . . .         9,700             281,300
General Motors Corp. . . . . . . . . . .         1,100              58,162
                                                               -----------
                                                                   339,462
                                                               -----------
BROKERAGE FIRMS - 1.0%
Lehman Brothers Holdings Inc.  . . . . .         5,000             106,250
                                                               -----------
CHEMICALS - 1.9%
Geon Co. . . . . . . . . . . . . . . . .         8,400             204,750
                                                               -----------
COMMUNICATION SERVICES - 3.7%
AT&T Corp. . . . . . . . . . . . . . . .         2,600             168,350
Tele Communications Inc. * . . . . . . .        11,600             230,550
                                                               -----------
                                                                   398,900
                                                               -----------
COMPUTER SOFTWARE & SERVICES - 1.2%
Compaq Computer Corp. *. . . . . . . . .         2,700             129,600
                                                               -----------
CONSTRUCTION & MINING
   EQUIPMENT - 0.6%
Harnischfeger Industries, Inc. . . . . .         2,000              66,500
                                                               -----------
CONTAINERS - 0.8%
Owens Illinois Inc. *. . . . . . . . . .         5,600              81,200
                                                               -----------
DRUGS & HEALTH CARE - 1.8%
Beverly Enterprises Inc. *.. . . . . . .         1,200              12,750
FHP International Corp. *. . . . . . . .         1,600              45,600
Tambrands Inc. . . . . . . . . . . . . .         1,000              47,750
U.S. Healthcare Inc. . . . . . . . . . .         1,900              88,350
                                                               -----------
                                                                   194,450
                                                               -----------
ELECTRIC UTILITIES - 0.7%
Long Island Lighting Co. . . . . . . . .         4,800              78,600
                                                               -----------
ELECTRICAL EQUIPMENT - 0.5%
Fisher Scientific International Inc.             1,600              53,400
                                                               -----------
ELECTRONICS - 3.5%
Intel Corp.. . . . . . . . . . . . . . .         1,800         $   102,150
National Semiconductor Corp. * . . . . .         4,100              91,225
Perkin Elmer Corp. . . . . . . . . . . .         2,500              94,375
Varian Associates Inc. . . . . . . . . .         1,700              81,175
                                                               -----------
                                                                   368,925
                                                               -----------
FINANCIAL SERVICES - 6.5%
Citicorp . . . . . . . . . . . . . . . .         1,500             100,875
Federal National Mortgage Assn.                  1,700             211,012
First USA Inc. . . . . . . . . . . . . .         4,800             213,000
Fleet Financial Group Inc. . . . . . . .         2,498             101,794
Penncorp Financial Group Inc.                      800              23,500
Salomon Inc. . . . . . . . . . . . . . .         1,200              42,600
                                                               -----------
                                                                   692,781
                                                               -----------
FOODS - 0.4%
Chiquita Brands International Inc.               3,100              42,625
                                                               -----------
HOSPITAL MANAGEMENT - 1.2%
Columbia/HCA Healthcare Corp.                    2,500             126,875
                                                               -----------
HOUSEHOLD PRODUCTS - 1.3%
Snap On Inc. . . . . . . . . . . . . . .         3,000             135,750
                                                               -----------
INDUSTRIAL MACHINERY - 3.8%
Keystone International Inc.  . . . . . .         1,900              38,000
Pall Corp. . . . . . . . . . . . . . . .         8,400             225,750
Silicon Valley Group Inc. *. . . . . . .         5,800             146,450
                                                               -----------
                                                                   410,200
                                                               -----------
INSURANCE - 1.1%
Lincoln National Corp. . . . . . . . . .         2,100             112,875
                                                               -----------
INSURANCE - PROPERTY &
    CASUALTY - 1.4%
Partner Re Holdings. . . . . . . . . . .         5,300             145,750
                                                               -----------
MAJOR REGIONAL BANKS - 3.3%
NationsBank Corp.. . . . . . . . . . . .         5,100             355,087
                                                               -----------
MANUFACTURING - 1.6%
Millipore Corp.. . . . . . . . . . . . .         4,200             172,725
                                                               -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       PROTECTIVE CAPITAL GROWTH FUND
                     SCHEDULE OF INVESTMENTS (continued)
                               DECEMBER 31, 1995


   SECURITY DESCRIPTION                         SHARES               VALUE
   --------------------                         ------               -----
COMMON STOCK (CONTINUED)
OIL - 4.5%
Amoco Corp.. . . . . . . . . . . . . . .           400        $     28,750
Chevron Corp.. . . . . . . . . . . . . .           500              26,250
Exxon Corp.. . . . . . . . . . . . . . .           700              56,087
Mobil Corp.. . . . . . . . . . . . . . .           700              78,400
Royal Dutch Petroleum Co.. . . . . . . .           200              28,225
Tenneco Inc. . . . . . . . . . . . . . .         2,100             104,213
Texaco Inc.. . . . . . . . . . . . . . .         2,100             164,850
                                                              ------------
                                                                   486,775
                                                              ------------
PAPER AND FOREST PRODUCTS - 5.2%
Champion International Corp. . . . . . .         2,300              96,600
Georgia-Pacific Corp.. . . . . . . . . .         4,600             315,675
Stone Container Corp.. . . . . . . . . .        10,400             149,500
                                                              ------------
                                                                   561,775
                                                              ------------
PLASTICS - 1.0%
First Brands Corp. . . . . . . . . . . .         2,300             109,538
                                                              ------------
PUBLISHING - 1.6%
Valassis Communications Inc. * . . . . .         9,900             173,250
                                                              ------------
PUBLISHING - NEWSPAPERS - 0.5%
Knight Ridder Inc. . . . . . . . . . . .           900              56,250
                                                              ------------
RAILROADS & EQUIPMENT - 0.2%
Trinity Industries Inc.. . . . . . . . .           800              25,200
                                                              ------------
RETAIL  - 8.2%
Charming Shoppes Inc.. . . . . . . . . .        16,600              47,725
Dillard Dept. Stores Inc.. . . . . . . .         9,000             256,500
Musicland Stores Inc. *. . . . . . . . .         2,000               8,500
Penney J C Inc.. . . . . . . . . . . . .         2,700             128,588
Sears Roebuck & Co.. . . . . . . . . . .           600              23,400
Service Merchandise Co. Inc. * . . . . .         2,300              11,500
TJX Cos Inc. . . . . . . . . . . . . . .         7,500             141,562
Wal-Mart Stores Inc. . . . . . . . . . .        11,600             259,550
                                                              ------------
                                                                   877,325
                                                              ------------
STEEL - 0.4%
Quanex Corp. . . . . . . . . . . . . . .         2,000              38,750
                                                              ------------
TOBACCO - 4.7%
Philip Morris Cos. Inc.. . . . . . . . .         2,200             199,100
RJR Nabisco Holdings Corp. . . . . . . .         2,300              71,013
Universal Corp.  . . . . . . . . . . . .         9,700             236,437
                                                              ------------
                                                                   506,550
                                                              ------------
TRANSPORTATION - 1.4%
Consolidated Freightways Inc.  . . . . .         4,200        $    111,300
Kirby Corp. *. . . . . . . . . . . . . .         2,700              43,875
                                                              ------------
                                                                   155,175
                                                              ------------
TOTAL COMMON STOCK -
   (Cost $7,793,924) . . . . . . . . . .                         7,967,493
                                                              ------------
                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)
                                                  -----
SHORT TERM INVESTMENTS - 27.6%
REPURCHASE AGREEMENTS - 27.0%
Nomura Securities
   5.700%, 01/02/1996, maturity
   value of $2,001,267 . . . . . . . . .        $2,000           2,000,000
   (Dated 12/29/1995, collateralized
   by $2,015,000 United States
   Treasury Note, 5.12%, 02/28/1998,
   with a value of $2,045,225)

State Street Bank and Trust Co.
   5.750%, 01/02/1996, maturity
   value of $897,573 . . . . . . . . . .           897             897,000
                                                              ------------
   (Dated 12/29/1995, collateralized
   by $580,000 United States
   Treasury Note, 12.00%, 08/15/2013,
   with a value of $918,106)

TOTAL REPURCHASE AGREEMENTS -
   (Cost $2,897,000) . . . . . . . . . .                         2,897,000
                                                              ------------
U.S. GOVERNMENT SECURITIES - 0.6%
United States Treasury Bills
   4.600%, 02/29/1996 ** . . . . . . . .            60              59,546
                                                              ------------
   (Cost $59,557)

TOTAL SHORT TERM
   INVESTMENTS - (Cost $2,956,557)                               2,956,546
                                                              ------------
TOTAL INVESTMENTS -
   (Cost $10,750,481) - 101.9%                                  10,924,039
OTHER ASSETS LESS LIABILITIES - (1.9)%                            (208,077)
                                                              ------------
NET ASSETS - 100.0%                                           $ 10,715,962
                                                              ------------
                                                              ------------

*  Denotes non-income producing security.
** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE GROWTH AND INCOME FUND
                               SCHEDULE OF INVESTMENTS
                                  DECEMBER 31, 1995


  SECURITY DESCRIPTION                           SHARES               VALUE
  --------------------                           ------               -----
COMMON STOCK - 87.3%
AEROSPACE/DEFENSE - 6.3%
Lockheed Corp. . . . . . . . . . . . . .         29,220        $  2,308,380
McDonnell Douglas Corp.. . . . . . . . .         40,800           3,753,600
Northrop Grumman Corp. . . . . . . . . .         31,700           2,028,800
                                                               ------------
                                                                  8,090,780
                                                               ------------
AIRLINES - 1.0%
AMR Corp. *. . . . . . . . . . . . . . .         16,500           1,225,125
                                                               ------------
AUTO PARTS - 1.2%
Lear Seating Corp. * . . . . . . . . . .         54,300           1,574,700
                                                               ------------
AUTOMOBILE - 3.7%
Ford Motor Co. . . . . . . . . . . . . .        133,400           3,868,600
General Motors Corp. . . . . . . . . . .         16,800             888,300
                                                               ------------
                                                                  4,756,900
                                                               ------------
BROKERAGE FIRMS - 1.0%
Lehman Brothers Holdings Inc.  . . . . .         60,500           1,285,625
                                                               ------------
CHEMICALS - 1.1%
Geon Co. . . . . . . . . . . . . . . . .         57,700           1,406,438
                                                               ------------
COMMUNICATION SERVICES - 2.0%
Tele Communications Inc. * . . . . . . .        130,100           2,585,738
                                                               ------------
COMPUTER SOFTWARE & SERVICES - 2.1%
Compaq Computer Corp. *. . . . . . . . .         32,200           1,545,600
Storage Technology Corp. * . . . . . . .         45,100           1,076,763
                                                               ------------
                                                                  2,622,363
                                                               ------------
CONTAINERS - 4.3%
Owens Illinois Inc. *. . . . . . . . . .        175,300           2,541,850
Stone Container Corp.. . . . . . . . . .        208,400           2,995,750
                                                               ------------
                                                                  5,537,600
                                                               ------------
DRUGS & HEALTH CARE - 0.1%
Beverly Enterprises Inc. * . . . . . . .          7,300              77,563
                                                               ------------
ELECTRIC UTILITIES - 4.4%
CMS Energy Corp. . . . . . . . . . . . .         37,900           1,132,262
Entergy Corp.. . . . . . . . . . . . . .         43,700           1,278,225
Long Island Lighting Co. . . . . . . . .        198,400           3,248,800
                                                               ------------
                                                                  5,659,287
                                                               ------------
ELECTRONICS - 1.0%
Loral Corp.. . . . . . . . . . . . . . .         36,700           1,298,263
                                                               ------------
ENVIRONMENTAL CONTROL - 0.3%
Browning-Ferris Industries Inc.. . . . .        14,700         $    425,330
                                                               ------------
FINANCIAL SERVICES - 2.7%
Fleet Financial Group Inc. . . . . . . .         27,479           1,119,769
Salomon Inc. . . . . . . . . . . . . . .          5,800             205,900
Standard Federal Bancorporation. . . . .         21,500             846,563
Travelers Inc. . . . . . . . . . . . . .         21,300           1,339,237
                                                               ------------
                                                                  3,511,469
                                                               ------------
FOODS - 1.7%
Chiquita Brands International Inc. . . .        158,700           2,182,125
                                                               ------------
HEALTH CARE - 3.1%
Columbia/HCA Healthcare Corp.. . . . . .         26,300           1,334,725
Tenet Healthcare Corp. * . . . . . . . .        129,000           2,676,750
                                                               ------------
                                                                  4,011,475
                                                               ------------
HOMEBUILDING - 1.3%
Centex Corp. . . . . . . . . . . . . . .          9,200             319,700
Lennar Corp. . . . . . . . . . . . . . .         52,300           1,314,038
                                                               ------------
                                                                  1,633,738
                                                               ------------
HOUSEWARES - 1.4%
National Presto Industries Inc.  . . . .         17,400             691,650
Sunbeam Corp.. . . . . . . . . . . . . .         72,900           1,111,725
                                                               ------------
                                                                  1,803,375
                                                               ------------
INSURANCE  - 3.6%
Allstate Corp. . . . . . . . . . . . . .         29,700           1,221,412
Lincoln National Corp. . . . . . . . . .         58,800           3,160,500
U.S. Life Corp.. . . . . . . . . . . . .          5,250             156,844
                                                               ------------
                                                                  4,538,756
                                                               ------------
INSURANCE - PROPERTY &
   CASUALTY - 1.3%
Partner Re Holdings. . . . . . . . . . .         60,200           1,655,500
                                                               ------------
LEISURE TIME - 3.9%
Brunswick Corp.. . . . . . . . . . . . .        118,400           2,841,600
Outboard Marine Corp.. . . . . . . . . .        104,900           2,137,337
                                                               ------------
                                                                  4,978,937
                                                               ------------
LIQUOR - 1.6%
Anheuser Busch Cos. Inc. . . . . . . . .         31,200           2,086,500
                                                               ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE GROWTH AND INCOME FUND
                        SCHEDULE OF INVESTMENTS (CONTINUED)
                                 DECEMBER 31, 1995


  SECURITY DESCRIPTION                          SHARES               VALUE
  --------------------                          ------               -----
COMMON STOCK (CONTINUED)
MAJOR REGIONAL BANKS - 3.9%
BankAmerica Corp.. . . . . . . . . . . .        23,800        $  1,541,050
NationsBank Corp.. . . . . . . . . . . .        49,400           3,439,475
                                                              ------------
                                                                 4,980,525
                                                              ------------
MULTI-LINE INSURANCE - 0.8%
Cigna Corp.. . . . . . . . . . . . . . .         9,800           1,011,850
                                                              ------------
OIL - 8.5%
Ashland Inc. . . . . . . . . . . . . . .        71,900           2,525,487
Atlantic Richfield Co. . . . . . . . . .        10,000           1,107,500
Mobil Corp.. . . . . . . . . . . . . . .        15,300           1,713,600
Royal Dutch Petroleum Co.. . . . . . . .        17,100           2,413,237
Texaco Inc.. . . . . . . . . . . . . . .        40,300           3,163,550
                                                              ------------
                                                                10,923,374
                                                              ------------
PAPER AND FOREST PRODUCTS - 3.3%
Champion International Corp. . . . . . .        21,000             882,000
Georgia Pacific Corp.. . . . . . . . . .        49,100           3,369,487
                                                              ------------
                                                                 4,251,487
                                                              ------------
PETROLEUM SERVICES - 1.8%
Tosco Corp.. . . . . . . . . . . . . . .        61,700           2,352,313
                                                              ------------
PUBLISHING - 1.0%
Valassis Communications Inc.*  . . . . .        72,800           1,274,000
                                                              ------------
RETAIL - 8.0%
Fleming Cos. Inc.. . . . . . . . . . . .        87,800           1,810,875
J C Penney Inc.. . . . . . . . . . . . .        67,300           3,205,162
Melville Corp. . . . . . . . . . . . . .        34,300           1,054,725
Sears Roebuck & Co.. . . . . . . . . . .        46,700           1,821,300
Supervalu Inc. . . . . . . . . . . . . .        72,800           2,293,200
                                                              ------------
                                                                10,185,262
                                                              ------------
SAVINGS AND LOAN HOLDING COMPANIES - 1.0%
Greenpoint Financial Corp. . . . . . . .        47,500           1,270,625
                                                              ------------
STEEL - 0.3%
Quanex Corp. . . . . . . . . . . . . . .        19,100             370,063
                                                              ------------
TIRES & RUBBER - 2.6%
Goodyear Tire & Rubber Co. . . . . . . .        72,400           3,285,150
                                                              ------------
TOBACCO - 5.0%
Philip Morris Cos. Inc.. . . . . . . . .        41,900        $  3,791,950
RJR Nabisco Holdings Corp. . . . . . . .        81,280           2,509,520
Universal Corp. Virginia . . . . . . . .         3,300              80,437
                                                              ------------
                                                                 6,381,907
                                                              ------------
TRANSPORTATION - 2.0%
Consolidated Freightways Inc.. . . . . .        95,800           2,538,700
                                                              ------------
TOTAL COMMON STOCK -
   (Cost $98,394,226)                                          111,772,843
                                                              ------------
PREFERRED STOCK - 0.5%
FOODS - 0.2%
Chiquita Brands International Inc. . . .         5,800             261,725
                                                              ------------
TOBACCO - 0.3%
RJR Nabisco Holdings Corp. . . . . . . .        50,900             324,487
                                                              ------------
TOTAL PREFERRED STOCK -
   (Cost $591,287)                                                 586,212
                                                              ------------
                                               PRINCIPAL
                                                AMOUNT
                                                 (000)
                                                 -----
SHORT TERM INVESTMENT - 11.4%
REPURCHASE AGREEMENT - 11.4%
State Street Bank and Trust Co.
     5.750%, 01/02/1996, maturity
     value of $14,675,370. . . . . . . .       $14,666          14,666,000
                                                              ------------
     (Dated 12/29/95, collateralized by
     $9,455,000 United States Treasury
     Note, 12.00%, 08/15/2013, with a
     value of  $14,966,707)

TOTAL SHORT TERM INVESTMENT -
   (Cost $14,666,000)                                           14,666,000
                                                              ------------
TOTAL INVESTMENTS -
   (Cost $113,651,513) - 99.2%                                 127,025,055
OTHER ASSETS LESS LIABILITIES - 0.8%                             1,050,929
                                                              ------------
NET ASSETS - 100.0%                                           $128,075,984
                                                              ------------
                                                              ------------

*  Denotes non-income producing security.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE SELECT EQUITY FUND
                              SCHEDULE OF INVESTMENTS
                                 DECEMBER 31, 1995


  SECURITY DESCRIPTION                          SHARES               VALUE
  --------------------                          ------               -----
COMMON STOCK - 95.4%
AEROSPACE/DEFENSE - 2.6%
Allied Signal Inc. . . . . . . . . . . .         7,400        $    351,500
Rockwell International Corp. . . . . . .        10,800             571,050
United Technologies Corp.. . . . . . . .         5,900             559,762
                                                              ------------
                                                                 1,482,312
                                                              ------------
AIRLINES - 1.0%
AMR Corp. *. . . . . . . . . . . . . . .         4,100             304,425
Delta Air Lines Inc. . . . . . . . . . .         3,300             243,788
                                                              ------------
                                                                   548,213
                                                              ------------
AUTOMOBILE - 2.0%
General Motors Corp. . . . . . . . . . .        15,800             835,425
Paccar Inc.. . . . . . . . . . . . . . .         7,400             311,725
                                                              ------------
                                                                 1,147,150
                                                              ------------
BEVERAGES - 2.3%
PepsiCo Inc. . . . . . . . . . . . . . .        23,300           1,301,887
                                                              ------------
BROADCAST MEDIA - 1.7%
Capital Cities/ABC, Inc. . . . . . . . .         5,700             703,237
Viacom Inc. *. . . . . . . . . . . . . .         6,100             288,988
                                                              ------------
                                                                   992,225
                                                              ------------
BUSINESS SERVICES - 0.5%
First Data Corp. . . . . . . . . . . . .         4,600             307,625
                                                              ------------
CHEMICALS - 3.9%
B F Goodrich  Company. . . . . . . . . .         2,900             197,563
Dow Chemical Co. . . . . . . . . . . . .        17,600           1,238,600
E I Du Pont De Nemours & Co. . . . . . .         3,300             230,587
Monsanto Co. . . . . . . . . . . . . . .         4,700             575,750
                                                              ------------
                                                                 2,242,500
                                                              ------------
COMPUTER SOFTWARE &
  SERVICES - 4.3%
Cisco Systems Inc. * . . . . . . . . . .         4,100             305,962
Compaq Computer Corp. *. . . . . . . . .         6,000             288,000
International Business
  Machines, Inc. . . . . . . . . . . . .         9,800             899,150
Microsoft Corp. *. . . . . . . . . . . .         7,600             666,900
Oracle System Corp. *. . . . . . . . . .         6,100             258,488
                                                              ------------
                                                                 2,418,500
                                                              ------------
DRUGS & HEALTH CARE - 0.9%
Abbott Laboratories. . . . . . . . . . .        11,700             488,475
                                                              ------------
ELECTRIC UTILITIES - 2.7%
Public Service Co. of New Mexico*. . . .        16,000        $    282,000
Unicom Corp. . . . . . . . . . . . . . .        38,800           1,270,700
                                                              ------------
                                                                 1,552,700
                                                              ------------
ELECTRICAL EQUIPMENT - 0.8%
Harris Corp. Delaware. . . . . . . . . .         4,300             234,887
Philips Electronics N.V. . . . . . . . .         6,100             218,838
                                                              ------------
                                                                   453,725
                                                              ------------
ELECTRONICS - 4.5%
General Electric Co. . . . . . . . . . .         5,500             396,000
Hewlett Packard Co.. . . . . . . . . . .         6,400             536,000
Intel Corp.. . . . . . . . . . . . . . .         8,600             488,050
Micron Technology Inc. . . . . . . . . .         5,700             225,863
Motorola Inc.. . . . . . . . . . . . . .         8,700             495,900
Texas Instruments Inc. . . . . . . . . .         7,600             393,300
                                                              ------------
                                                                 2,535,113
                                                              ------------
ENTERTAINMENT - 1.7%
ITT Corp. New *. . . . . . . . . . . . .         2,400             127,200
Walt Disney Co.  . . . . . . . . . . . .        14,600             861,400
                                                              ------------
                                                                   988,600
                                                              ------------
ENVIRONMENTAL CONTROL - 0.5%
WMX Technologies Inc.. . . . . . . . . .        10,100             301,738
                                                              ------------
FINANCIAL SERVICES - 5.0%
American General Corp. . . . . . . . . .        15,400             537,075
AT&T Capital Corp. . . . . . . . . . . .         9,400             359,550
Banc One Corp. . . . . . . . . . . . . .        11,500             434,125
Dean Witter Discover & Co. . . . . . . .        11,900             559,300
Federal National Mortgage Assn.  . . . .         4,800             595,800
Morgan Stanley Group Inc.. . . . . . . .         4,400             354,750
                                                              ------------
                                                                 2,840,600
                                                              ------------
FOODS - 3.5%
ConAgra, Inc.. . . . . . . . . . . . . .        13,400             552,750
CPC International Inc. . . . . . . . . .         9,500             651,937
Kellogg Co.. . . . . . . . . . . . . . .         3,400             262,650
Sara Lee Corp. . . . . . . . . . . . . .        15,800             503,625
                                                              ------------
                                                                 1,970,962
                                                              ------------
GAS & PIPELINE UTILITIES - 1.3%
Enron Corp.. . . . . . . . . . . . . . .         9,200             350,750
Williams Cos. Inc. . . . . . . . . . . .         9,500             416,813
                                                              ------------
                                                                   767,563
                                                              ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            PROTECTIVE SELECT EQUITY FUND
                        SCHEDULE OF INVESTMENTS (CONTINUED)
                                 DECEMBER 31, 1995


  SECURITY DESCRIPTION                          SHARES               VALUE
  --------------------                          ------               -----
COMMON STOCK (CONTINUED)
GAS EXPLORATION - 0.9%
Kerr McGee Corp. . . . . . . . . . . . .         8,300        $    527,050
                                                              ------------
HEALTH CARE - 1.0%
American Home Products Corp. . . . . . .         2,800             271,600
United Healthcare Corp.. . . . . . . . .         4,400             288,200
                                                              ------------
                                                                   559,800
                                                              ------------
HOUSEHOLD PRODUCTS - 2.4%
Procter & Gamble Co. . . . . . . . . . .        13,400           1,112,200
Unilever N.V.. . . . . . . . . . . . . .         1,600             225,200
                                                              ------------
                                                                 1,337,400
                                                              ------------
INDUSTRIAL MACHINERY - 0.7%
Tecumseh Products Co.. . . . . . . . . .         7,600             393,300
                                                              ------------
INSURANCE  - 2.4%
Allstate Corp. . . . . . . . . . . . . .        15,805             649,981
Exel LTD.. . . . . . . . . . . . . . . .         5,700             347,700
ITT Hartford Group Inc. *. . . . . . . .         2,400             116,100
MGIC Investment Corp.. . . . . . . . . .         4,200             227,850
                                                              ------------
                                                                 1,341,631
                                                              ------------
INSURANCE - PROPERTY &
   CASUALTY - 0.4%
CMAC Investment Corp.. . . . . . . . . .         5,100             224,400
                                                              ------------
MACHINERY - 0.6%
Caterpillar Inc. . . . . . . . . . . . .         6,100             358,375
                                                              ------------
MAJOR REGIONAL BANKS - 7.2%
BankAmerica Corp.. . . . . . . . . . . .        16,400           1,061,900
Chemical Banking Corp. . . . . . . . . .        10,700             628,625
Citicorp . . . . . . . . . . . . . . . .         9,100             611,975
Corestates Financial Corp. . . . . . . .        14,900             564,337
NationsBank Corp.. . . . . . . . . . . .        17,800           1,239,325
                                                              ------------
                                                                 4,106,162
                                                              ------------
MANUFACTURING - 0.5%
ITT Industries Inc.. . . . . . . . . . .         2,400              57,600
Nacco Industries Inc.. . . . . . . . . .         3,700             205,350
                                                              ------------
                                                                   262,950
                                                              ------------
MEDICAL PRODUCTS &
   SUPPLIES - 0.5%
Medtronic Inc. . . . . . . . . . . . . .         5,600             312,900
                                                              ------------
METALS - 0.7%
Cyprus Amax Minerals Co. . . . . . . . .        14,900        $    389,263
                                                              ------------
MISCELLANEOUS - 1.3%
Fluor Corp.. . . . . . . . . . . . . . .         5,600             369,600
Kennametal Inc.. . . . . . . . . . . . .        12,000             381,000
                                                              ------------
                                                                   750,600
                                                              ------------
MULTI-LINE INSURANCE - 2.6%
American International Group Inc.. . . .        11,300           1,045,250
Loews Corp.. . . . . . . . . . . . . . .         5,200             407,550
                                                              ------------
                                                                 1,452,800
                                                              ------------
OIL - 7.0%
Amoco Corp.. . . . . . . . . . . . . . .        12,900             927,187
Exxon Corp.. . . . . . . . . . . . . . .        14,000           1,121,750
Mobil Corp.. . . . . . . . . . . . . . .         4,300             481,600
Phillips Petroleum Co. . . . . . . . . .         6,900             235,463
Royal Dutch Petroleum Co.. . . . . . . .         8,200           1,157,225
                                                              ------------
                                                                 3,923,225
                                                              ------------
PACKAGING & CONTAINER - 1.7%
Aptargroup Inc.. . . . . . . . . . . . .        10,700             399,913
Avery Dennison Corp. . . . . . . . . . .        11,300             566,412
                                                              ------------
                                                                   966,325
                                                              ------------
PAPER AND FOREST PRODUCTS - 2.3%
Alco Standard Corp.. . . . . . . . . . .         8,000             365,000
Champion International Corp. . . . . . .         5,300             222,600
International Paper Co.. . . . . . . . .         8,200             310,575
Mead Corp. . . . . . . . . . . . . . . .         7,400             386,650
                                                              ------------
                                                                 1,284,825
                                                              ------------
PETROLEUM SERVICES - 0.5%
Coastal Corp.. . . . . . . . . . . . . .         7,400             275,650
                                                              ------------
PHARMACEUTICALS - 6.0%
Amgen Inc. * . . . . . . . . . . . . . .         4,200             249,375
Bristol Myers Squibb Co. . . . . . . . .         3,400             291,975
Eli Lilly & Co.. . . . . . . . . . . . .         9,000             506,250
Johnson & Johnson Co.. . . . . . . . . .         5,600             479,500
Merck & Co. Inc. . . . . . . . . . . . .         9,700             637,775
Pfizer Inc.. . . . . . . . . . . . . . .         8,800             554,400
Schering Plough Corp.. . . . . . . . . .        12,200             667,950
                                                              ------------
                                                                 3,387,225
                                                              ------------
RESTAURANTS - 0.5%
Darden Restaurants Inc.. . . . . . . . .        25,400             301,625
                                                              ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             PROTECTIVE SELECT EQUITY FUND
                        SCHEDULE OF INVESTMENTS (CONTINUED)
                                 DECEMBER 31, 1995


  SECURITY DESCRIPTION                          SHARES               VALUE
  --------------------                          ------               -----
COMMON STOCK (CONTINUED)
RETAIL - 4.0%
Safeway Inc. * . . . . . . . . . . . . .        12,800        $    659,200
Wal-Mart Stores Inc. . . . . . . . . . .        26,800             599,650
Harcourt General Inc.. . . . . . . . . .         9,000             376,875
Longs Drug Stores Corp.. . . . . . . . .         4,300             205,862
Staples Inc. * . . . . . . . . . . . . .         8,600             209,625
Sears Roebuck & Co.. . . . . . . . . . .         5,400             210,600
                                                              ------------
                                                                 2,261,812
                                                              ------------
TELECOMMUNICATIONS - 5.7%
Advanced Micro Devices Inc.. . . . . . .        12,800             211,200
American Telephone &
Telegraph Corp.  . . . . . . . . . . . .        27,300           1,767,675
GTE Corp.. . . . . . . . . . . . . . . .         8,000             352,000
MCI Communications Corp. . . . . . . . .         7,500             195,938
Sprint Corp. . . . . . . . . . . . . . .        17,500             697,812
                                                              ------------
                                                                 3,224,625
                                                              ------------
TELEPHONE - 2.7%
Airtouch Communications Inc. * . . . . .        23,000             649,750
Ameritech Corp.. . . . . . . . . . . . .        15,400             908,600
                                                              ------------
                                                                 1,558,350
                                                              ------------
TOBACCO - 2.2%
Philip Morris Cos. Inc.. . . . . . . . .        13,600           1,230,800
                                                              ------------
TOOLS - 0.4%
Black & Decker Corp. . . . . . . . . . .         5,800             204,450
                                                              ------------
TOYS - 0.4%
Mattel Inc.. . . . . . . . . . . . . . .         6,900             212,175
                                                              ------------
TRANSPORTATION - 1.6%
Conrail Inc. . . . . . . . . . . . . . .         6,700             469,000
Federal Express Corp. *. . . . . . . . .         6,000             443,250
                                                              ------------
                                                                   912,250
                                                              ------------
TOTAL COMMON STOCK -
   (Cost $46,252,542)                                           54,099,856
                                                              ------------
DEPOSITORY RECEIPTS - 2.8%
ELECTRIC COMPANIES - 1.3%
Empresa Nacional De Electric . . . . . .        12,300        $    704,175
                                                              ------------
PETROLEUM SERVICES - 1.5%
Norsk Hydro AS . . . . . . . . . . . . .        20,800             871,000
                                                              ------------
TOTAL DEPOSITORY
RECEIPTS - (Cost $1,388,883)                                     1,575,175
                                                              ------------
                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)
                                                  -----
SHORT TERM INVESTMENT - 7.2%
REPURCHASE AGREEMENT - 7.2%
State Street Bank and Trust Co.
    5.750%, 01/02/1996, maturity . . . .
    value of $4,102,619. . . . . . . . .        $4,100           4,100,000
                                                              ------------
    (Dated 12/29/1995, collateralized by
    $4,180,000 United States Treasury
    Note, 4.25%, 05/15/1996, with a value
    of $4,185,798)

TOTAL SHORT TERM
    INVESTMENT - (Cost $4,100,000)                               4,100,000
                                                              ------------
TOTAL INVESTMENTS -
   (Cost $51,741,425) - 105.4%                                  59,775,031
OTHER ASSETS LESS LIABILITIES - (5.4)%                          (3,051,562)
                                                              ------------
NET ASSETS - 100.0%                                           $ 56,723,469
                                                              ------------
                                                              ------------

*  Denotes non-income producing security.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE SMALL CAP EQUITY FUND
                              SCHEDULE OF INVESTMENTS
                                 DECEMBER 31, 1995


  SECURITY DESCRIPTION                          SHARES               VALUE
  --------------------                          ------               -----
COMMON STOCK - 86.8%
ADVERTISING - 6.9%
Dimac Corp. *. . . . . . . . . . . . . .       110,800        $  3,019,300
                                                              ------------
BUILDING MATERIALS - 1.7%
Congoleum Corp. *. . . . . . . . . . . .        70,400             756,800
                                                              ------------
CHEMICALS - 1.5%
Buckeye Cellulose Corp. *. . . . . . . .        29,000             638,000
                                                              ------------
COMMERCIAL SERVICES - 0.3%
International Post Ltd. *. . . . . . . .        30,700             126,638
                                                              ------------
COMMUNICATION - EQUIPMENT/
   MANUFACTURERS - 1.2%
IPC Information Systems Inc. * . . . . .        32,500             536,250
                                                              ------------
COMMUNICATION SERVICES - 5.0%
Black Box Corp. *. . . . . . . . . . . .       133,300           2,182,787
                                                              ------------
COMPUTER SOFTWARE & SERVICES - 2.0%
Intersolv Inc. * . . . . . . . . . . . .        65,000             836,875
Opinion Research Corp. * . . . . . . . .         8,600              53,750
                                                              ------------
                                                                   890,625
                                                              ------------
ELECTRIC UTILITIES - 1.6%
Central Maine Power Co.. . . . . . . . .        49,500             711,563
                                                              ------------
ELECTRICAL EQUIPMENT - 4.6%
Amphenol Corp. * . . . . . . . . . . . .        64,600           1,566,550
UCAR International Inc. *. . . . . . . .        13,500             455,625
                                                              ------------
                                                                 2,022,175
                                                              ------------
ELECTRONICS - 2.2%
Nimbus CD International Inc. * . . . . .       117,600             955,500
                                                              ------------
FINANCE & BANKING - 0.2%
Greenpoint Financial Corp. . . . . . . .         3,300              88,275
                                                              ------------
FOODS - 3.8%
Alpine Lace Brands Inc. *. . . . . . . .         5,300              50,350
Brothers Gourmet Coffees Inc. *. . . . .        36,600             132,675
Chiquita Brands International Inc. . . .        53,200             731,500
Morningstar Group Inc. * . . . . . . . .        93,800             750,400
                                                              ------------
                                                                 1,664,925
                                                              ------------
HOUSEHOLD PRODUCTS - 2.1%
American Safety Razor Co. *. . . . . . .       118,000        $    929,250
                                                              ------------
HOUSEWARES - 1.2%
Levitz Furniture Inc. *. . . . . . . . .       155,500             524,813
                                                              ------------
INSURANCE  - 5.4%
Horace Mann Educators Corp.. . . . . . .        38,200           1,193,750
Paul Revere Corp.. . . . . . . . . . . .        55,900           1,159,925
                                                              ------------
                                                                 2,353,675
                                                              ------------
INSURANCE-LIFE - 5.0%
John Alden Financial Corp. . . . . . . .        54,900           1,146,037
Western National Corp. . . . . . . . . .        64,900           1,046,513
                                                              ------------
                                                                 2,192,550
                                                              ------------
INSURANCE - PROPERTY &
   CASUALTY - 1.2%
Risk Capital Holding Inc. *. . . . . . .        22,800             532,950
                                                              ------------
LEISURE TIME - 5.5%
International Family
   Entertainment Inc. *. . . . . . . . .        33,100             542,012
Trump Hotels & Casino Resorts *. . . . .        87,300           1,876,950
                                                              ------------
                                                                 2,418,962
                                                              ------------
MACHINERY - 1.0%
DT Industries Inc. . . . . . . . . . . .        31,700             427,950
                                                              ------------
MANUFACTURING - 2.6%
Figgie International
Holdings Inc., Class A * . . . . . . . .        79,300             822,737
Figgie International
Holdings Inc., Class B * . . . . . . . .        30,200             309,550
                                                              ------------
                                                                 1,132,287
                                                              ------------
OIL - 1.3%
Total Petroleum North
America Ltd. . . . . . . . . . . . . . .        59,900             584,025
                                                              ------------
PACKAGING & CONTAINER - 1.9%
Shorewood Packaging Corp. *. . . . . . .        56,800             809,400
                                                              ------------
PUBLISHING - NEWSPAPERS - 3.7%
Hollinger International Inc. . . . . . .       153,700           1,613,850
                                                              ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE SMALL CAP EQUITY FUND
                         SCHEDULE OF INVESTMENTS (CONTINUED)
                                 DECEMBER 31, 1995


  SECURITY DESCRIPTION                          SHARES               VALUE
  --------------------                          ------               -----
COMMON STOCK (CONTINUED)
REAL ESTATE - 3.0%
Insignia Financial Group Inc. *. . . . .        33,900        $  1,305,150
                                                              ------------
RESTAURANTS - 4.2%
IHOP Corp. * . . . . . . . . . . . . . .        45,300           1,177,800
Quantum Restaurant Group Inc. *. . . . .        38,200             429,750
Sonic Corp. *. . . . . . . . . . . . . .        11,650             221,350
                                                              ------------
                                                                 1,828,900
                                                              ------------
RETAIL - 12.6%
Brookstone Inc. *. . . . . . . . . . . .        31,800             262,350
Charming Shoppes Inc.. . . . . . . . . .        74,800             215,050
Finlay Enterprises Inc. *. . . . . . . .        68,600             806,050
J. Baker Inc.. . . . . . . . . . . . . .       164,000             943,000
Musicland Stores Inc. *. . . . . . . . .       218,900             930,325
North American Watch Corp. . . . . . . .        29,600             569,800
Service Merchandise Co. Inc. * . . . . .        72,900             364,500
Supercuts Inc. * . . . . . . . . . . . .        48,900             391,200
TJX Cos. Inc.. . . . . . . . . . . . . .        56,900           1,073,987
                                                              ------------
                                                                 5,556,262
                                                              ------------
TEXTILE - 0.8%
Haggar Corp. . . . . . . . . . . . . . .        20,000             360,000
                                                              ------------
TRANSPORTATION - 4.3%
Landstar System Inc. * . . . . . . . . .        70,300           1,880,525
                                                              ------------
TOTAL COMMON STOCK -
   (Cost $37,783,291)                                           38,043,387
                                                              ------------
DEPOSITORY RECEIPTS - 0.3%
COMMERCIAL SERVICES - 0.3%
Automated Security
   Holdings PLC  * . . . . . . . . . . .       198,106             148,580
                                                              ------------
TOTAL DEPOSITORY
RECEIPTS - (Cost $526,504)                                         148,580
                                                              ------------
SHORT TERM INVESTMENT - 13.8%
REPURCHASE AGREEMENT - 13.8%
State Street Bank and Trust Co.
   5.750%, 01/02/1996, maturity
   value of $6,032,852 . . . . . . . . .        $6,029        $  6,029,000
                                                              ------------
   (Dated 12/29/1995, collateralized by
   $6,145,000 United States Treasury
   Note, 4.25%, 05/15/1996,
   with a value of $6,153,523)

TOTAL SHORT TERM
   INVESTMENT - (Cost $6,029,000)                                6,029,000
                                                              ------------
TOTAL INVESTMENTS -
   (Cost $44,338,795) - 100.9%                                  44,220,967
OTHER ASSETS LESS LIABILITIES - (0.9)%                            (391,274)
                                                              ------------
NET ASSETS - 100.0%                                           $ 43,829,693
                                                              ------------
                                                              ------------

*  Denotes non-income producing security.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE MONEY MARKET FUND
                              SCHEDULE OF INVESTMENTS
                                 DECEMBER 31, 1995



  SECURITY DESCRIPTION                                SHARES            VALUE
  --------------------                                ------            -----
GOVERNMENT AND AGENCY SECURITIES - 100.3%
FEDERAL AGENCIES - 100.3%
Federal Farm Credit Bank
     5.650%, 01/09/1996. . . . . . . . .         $    70,000      $    69,912
     5.630%, 01/11/1996. . . . . . . . .             100,000           99,844
     5.550%, 02/06/1996. . . . . . . . .             400,000          397,780
     5.540%, 03/06/1996. . . . . . . . .             130,000          128,700
Federal Home Loan Bank
     5.590%, 01/16/1996. . . . . . . . .             400,000          399,068
     5.570%, 01/18/1996. . . . . . . . .             440,000          438,843
     5.610%, 01/19/1996. . . . . . . . .             150,000          149,579
     5.550%, 01/24/1996. . . . . . . . .             235,000          234,167
     5.580%, 01/25/1996. . . . . . . . .             100,000           99,628
     5.570%, 02/01/1996. . . . . . . . .             155,000          154,256
     5.580%, 02/05/1996. . . . . . . . .             105,000          104,430
Federal Home Loan Mortgage
     5.640%, 01/02/1996. . . . . . . . .             100,000           99,984
     5.500%, 01/05/1996. . . . . . . . .             125,000          124,924
     5.550%, 02/15/1996. . . . . . . . .             400,000          397,225
     5.400%, 03/12/1996. . . . . . . . .             190,000          187,976
Federal National Mortgage Assn.
     5.550%, 02/08/1996. . . . . . . . .             100,000           99,414
     5.570%, 02/22/1996. . . . . . . . .             180,000          178,552
     5.400%, 03/04/1996. . . . . . . . .             300,000          297,165
     5.480%, 03/06/1996. . . . . . . . .             470,000          465,350
Tennessee Valley Authority
     5.600%, 01/05/1996. . . . . . . . .             150,000          149,907
     5.610%, 01/12/1996. . . . . . . . .             800,000          798,629
                                                                  -----------
TOTAL GOVERNMENT AND
     AGENCY SECURITIES - (Cost $5,075,333)                          5,075,333
                                                                  -----------
TOTAL INVESTMENTS -
     (Cost $5,075,333) - 100.1%                                     5,075,333
OTHER ASSETS LESS LIABILITIES - (0.1)%                                 (5,608)
                                                                  -----------
NET ASSETS -- 100.0%                                              $ 5,069,725
                                                                  -----------
                                                                  -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE INVESTMENT COMPANY
                        STATEMENTS OF ASSETS AND LIABILITIES
                                 DECEMBER 31, 1995

                                                                                      GLOBAL           INTERNATIONAL
                                                                                    INCOME FUND         EQUITY FUND
                                                                                    -----------        ------------
ASSETS
    Investments in securities, at value (Note B) . . . . . . . . . .               $  29,990,334       $  59,206,373
    Investments in repurchase agreements (Note B). . . . . . . . . .                           0                   0
    Cash, including foreign currency at value. . . . . . . . . . . .                     148,101              12,175
    Dividends receivable . . . . . . . . . . . . . . . . . . . . . .                           0              39,008
    Interest receivable. . . . . . . . . . . . . . . . . . . . . . .                     773,576               1,702
    Receivable for securities sold . . . . . . . . . . . . . . . . .                           0                   0
    Receivable for currency sold . . . . . . . . . . . . . . . . . .                     149,267             183,890
    Unrealized appreciation on forward currency contracts. . . . . .                     375,818             151,773
    Receivable for fund shares sold                                                          502              31,137
    Receivable for variation margin. . . . . . . . . . . . . . . . .                           0                   0
    Foreign income tax reclaim receivable. . . . . . . . . . . . . .                      55,600              20,238
    Receivable due from Protective Life (Note C) . . . . . . . . . .                      28,609                   0
                                                                                   -------------       -------------
      TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .                  31,521,807          59,646,296

LIABILITIES
    Unrealized depreciation on forward currency contracts. . . . . .                     220,201             104,161
    Payable for securities purchased . . . . . . . . . . . . . . . .                           0             383,583
    Payable for currency purchased . . . . . . . . . . . . . . . . .                     149,267             185,287
    Investment management fee payable (Note C) . . . . . . . . . . .                      28,517              52,814
    Accounts payable and accrued expenses. . . . . . . . . . . . . .                      37,402              65,502
    Payable for fund shares redeemed . . . . . . . . . . . . . . . .                       1,104               9,325
    Due to custodian . . . . . . . . . . . . . . . . . . . . . . . .                           0                   0
    Due to Protective Life . . . . . . . . . . . . . . . . . . . . .                           0               3,926
                                                                                   -------------       -------------
    TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . .                     436,491             804,598
                                                                                   -------------       -------------
      NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .               $  31,085,316       $  58,841,698
                                                                                   -------------       -------------
                                                                                   -------------       -------------
NET ASSETS
    Paid-in capital (Note E) . . . . . . . . . . . . . . . . . . . .               $  30,566,637       $  53,059,252
    Undistributed (distributions in excess of) net investment
      income (Note B). . . . . . . . . . . . . . . . . . . . . . . .                    (591,214)           (398,006)
    Accumulated net realized gain (loss) on
      investments and foreign currency transactions. . . . . . . . .                      74,675            (947,926)
    Net unrealized appreciation (depreciation) of:
      Investments. . . . . . . . . . . . . . . . . . . . . . . . . .                     881,593           7,081,328
      Foreign currency translations. . . . . . . . . . . . . . . . .                     153,625              47,050
                                                                                   -------------       -------------
      NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .               $  31,085,316       $  58,841,698
                                                                                   -------------       -------------
                                                                                   -------------       -------------
NET ASSET VALUE PER SHARE
    Offering and redemption price per share (based on
      shares of capital stock outstanding,
      par value $.001 per share) . . . . . . . . . . . . . . . . . .               $      10.074       $      11.045
    Total shares outstanding at end of period. . . . . . . . . . . .                   3,085,550           5,327,322
    Cost of investments. . . . . . . . . . . . . . . . . . . . . . .               $  29,108,741       $  52,122,274

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                            CAPITAL      GROWTH AND       SELECT        SMALL CAP       MONEY
                                                          GROWTH FUND    INCOME FUND    EQUITY FUND    EQUITY FUND    MARKET FUND
                                                          -----------    -----------    -----------    -----------   -------------
ASSETS
 Investments in securities, at value (Note B) . . . . . . $  8,027,039  $ 112,359,055   $ 55,675,031   $ 38,191,967    $5,075,333
 Investments in repurchase agreements (Note B). . . . . .    2,897,000     14,666,000      4,100,000      6,029,000             0
 Cash, including foreign currency at value. . . . . . . .        4,948          4,232              0              0         5,448
 Dividends receivable . . . . . . . . . . . . . . . . . .        9,749        218,721        110,521         13,235             0
 Interest receivable. . . . . . . . . . . . . . . . . . .        1,383          7,028          1,965          2,889             0
 Receivable for securities sold . . . . . . . . . . . . .            0      1,613,009      2,253,751         35,275             0
 Receivable for currency sold . . . . . . . . . . . . . .            0              0              0              0             0
 Unrealized appreciation on forward currency contracts  .            0              0              0              0             0
 Receivable for fund shares sold  . . . . . . . . . . . .       46,247        288,507        287,673         38,858        10,650
 Receivable for variation margin  . . . . . . . . . . . .        1,050              0              0              0             0
 Foreign income tax reclaim receivable. . . . . . . . . .           47              0            452              0             0
 Receivable due from Protective Life (Note C) . . . . . .       17,008         12,876         19,878         15,897        10,458
                                                          ------------  -------------   ------------   ------------   -----------
   TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   11,004,471    129,169,428     62,449,271     44,327,121     5,101,889

LIABILITIES
 Unrealized depreciation on forward currency contracts. .            0              0              0              0             0
 Payable for securities purchased . . . . . . . . . . . .      267,269        959,831      5,651,236        434,069             0
 Payable for currency purchased . . . . . . . . . . . . .            0              0              0              0             0
 Investment management fee payable (Note C) . . . . . . .        6,701         83,710         37,191         28,911         2,791
 Accounts payable and accrued expenses. . . . . . . . . .       13,808         44,418         34,043         26,084        29,200
 Payable for fund shares redeemed . . . . . . . . . . . .          731          5,485          2,571          7,957           173
 Due to custodian . . . . . . . . . . . . . . . . . . . .            0              0            761            407             0
 Due to Protective Life . . . . . . . . . . . . . . . . .            0              0              0              0             0
                                                          ------------  -------------   ------------   ------------   -----------
 TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . .      288,509      1,093,444      5,725,802        497,428        32,164
                                                          ------------  -------------   ------------   ------------   -----------
   NET ASSETS . . . . . . . . . . . . . . . . . . . . . . $ 10,715,962  $ 128,075,984   $ 56,723,469   $ 43,829,693   $ 5,069,725
                                                          ------------  -------------   ------------   ------------   -----------
                                                          ------------  -------------   ------------   ------------   -----------
NET ASSETS
 Paid-in capital (Note E) . . . . . . . . . . . . . . . . $ 10,535,930  $ 113,490,939   $ 48,396,437   $ 44,359,024   $ 5,069,725
 Undistributed (distributions in excess of) net
   investment income (Note B) . . . . . . . . . . . . . .            0              0              0              0             0
 Accumulated net realized gain (loss) on
   investments and foreign currency transactions. . . . .       16,899      1,211,503        293,426       (411,503)            0
 Net unrealized appreciation (depreciation) of:
   Investments. . . . . . . . . . . . . . . . . . . . . .      163,133     13,373,542      8,033,606       (117,828)            0
   Foreign currency translations. . . . . . . . . . . . .            0              0              0              0             0
                                                          ------------  -------------   ------------   ------------   -----------
   NET ASSETS . . . . . . . . . . . . . . . . . . . . . . $ 10,715,962  $ 128,075,984   $ 56,723,469   $ 43,829,693   $ 5,069,725
                                                          ------------  -------------   ------------   ------------   -----------
                                                          ------------  -------------   ------------   ------------   -----------
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on
   shares of capital stock outstanding,
   par value $.001 per share) . . . . . . . . . . . . . . $     10.613  $      12.197   $     13.109   $      9.345   $     1.000
 Total shares outstanding at end of period. . . . . . . .    1,009,714     10,500,900      4,327,028      4,689,953     5,069,725
 Cost of investments. . . . . . . . . . . . . . . . . . . $ 10,750,481  $ 113,651,513   $ 51,741,425     44,338,795   $ 5,075,333

                          PROTECTIVE INVESTMENT COMPANY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

                                                                                                     GLOBAL          INTERNATIONAL
                                                                                                   INCOME FUND        EQUITY FUND
                                                                                                   -----------       -------------
INVESTMENT INCOME
   Interest income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  1,682,358      $      266,874
   Dividend income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0             655,136
   Foreign taxes withheld. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0            (83,444)
                                                                                                  ------------       -------------
     TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,682,358             838,566
EXPENSES
   Investment management fee (Note C). . . . . . . . . . . . . . . . . . . . . . . . . . .             262,733             448,460
   Custodian fee and expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              61,122             138,182
   Audit fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              19,200              21,500
   Legal fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               5,646               9,118
   Printing expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               3,954               6,387
   Director's Fee (Note C) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,540               4,102
   Transfer agent fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,099               2,635
   Miscellaneous expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 113                 182
                                                                                                   -----------        ------------
     Total operating expenses before reimbursement . . . . . . . . . . . . . . . . . . . .             357,407             630,566
     Expenses borne by Protective Life (Note C). . . . . . . . . . . . . . . . . . . . . .            (94,674)           (182,106)
                                                                                                   -----------        ------------
       NET EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             262,733             448,460
                                                                                                   -----------        ------------
       NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,419,625             390,106
                                                                                                   -----------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FOREIGN CURRENCY, OPTION
   AND FUTURES TRANSACTIONS
   Net realized gain(loss) on:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             890,583           (640,025)
    Foreign currency transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             149,263           1,671,359
    Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0           (357,171)
    Futures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0                   0
   Change in unrealized appreciation (depreciation) of:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,128,602           6,588,738
    Foreign currency translations. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              94,458             161,660
    Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0             250,336
    Futures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0                   0
                                                                                                --------------      --------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) . . . . . . . . . . . . . . . . . . . . . . .           2,262,906           7,674,897
                                                                                                --------------      --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    3,682,531      $    8,065,003
                                                                                                --------------      --------------
                                                                                                --------------      --------------


*For the period from June 13, 1995 (commencement of operations) through December 31, 1995.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                                             CAPITAL     GROWTH AND        SELECT       SMALL CAP        MONEY
                                                           GROWTH FUND*  INCOME FUND     EQUITY FUND    EQUITY FUND   MARKET FUND
                                                           ------------  ----------      -----------    -----------   -----------
INVESTMENT INCOME
   Interest income . . . . . . . . . . . . . . . . . . . . $   58,572     $  570,157     $  116,960     $  499,300     $  279,244
   Dividend income . . . . . . . . . . . . . . . . . . . .     46,412      2,044,320        772,009        134,410              0
   Foreign taxes withheld. . . . . . . . . . . . . . . . .        (70)        (1,352)        (7,477)        (1,936)             0
                                                           ----------     ----------     ----------     ----------     ----------
     TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . .    104,914      2,613,125        881,492        631,774        279,244

EXPENSES
   Investment management fee (Note C). . . . . . . . . . .     24,876        661,953        282,954        268,136         28,954
   Custodian fee and expenses. . . . . . . . . . . . . . .      9,750         46,307         42,534         37,871         15,798
   Audit fee . . . . . . . . . . . . . . . . . . . . . . .     11,000         20,500         15,008         11,000          7,500
   Legal fee . . . . . . . . . . . . . . . . . . . . . . .      1,541         17,523          7,329          7,586          1,200
   Printing expense. . . . . . . . . . . . . . . . . . . .      1,078         12,276          5,133          5,313            885
   Director's Fee (Note C) . . . . . . . . . . . . . . . .        694          7,887          3,297          3,414          1,750
   Transfer agent fee. . . . . . . . . . . . . . . . . . .      1,272          3,427          2,122          2,352            392
   Miscellaneous expense . . . . . . . . . . . . . . . . .         30            350            147            152             25
                                                           ----------     ----------     ----------     ----------     ----------
     Total operating expenses before reimbursement . . . .     50,241        770,223        358,524        335,824         56,504
     Expenses borne by Protective Life (Note C). . . . . .    (25,365)      (108,270)       (75,570)       (67,688)       (27,550)
                                                           ----------     ----------     ----------     ----------     ----------
       NET EXPENSES. . . . . . . . . . . . . . . . . . . .     24,876        661,953        282,954        268,136         28,954
                                                           ----------     ----------     ----------     ----------     ----------
       NET INVESTMENT INCOME . . . . . . . . . . . . . . .     80,038      1,951,172        598,538        363,638        250,290
                                                           ----------     ----------     ----------     ----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FOREIGN CURRENCY, OPTION
   AND FUTURES TRANSACTIONS
   Net realized gain(loss) on:
    Investments. . . . . . . . . . . . . . . . . . . . . .    (15,740)     4,484,478      1,136,257        140,108              0
    Foreign currency transactions. . . . . . . . . . . . .          0              0              0              0              0
    Options. . . . . . . . . . . . . . . . . . . . . . . .          0              0              0              0              0
    Futures. . . . . . . . . . . . . . . . . . . . . . . .     32,639              0              0              0              0
   Change in unrealized appreciation (depreciation) of:
    Investments. . . . . . . . . . . . . . . . . . . . . .    173,558     14,188,139      8,369,198      1,484,325              0
    Foreign currency translations. . . . . . . . . . . . .          0              0              0              0              0
    Options. . . . . . . . . . . . . . . . . . . . . . . .          0              0              0              0              0
    Futures. . . . . . . . . . . . . . . . . . . . . . . .    (10,425)             0              0              0              0
                                                           ----------     ----------     ----------     ----------     ----------
     NET REALIZED AND UNREALIZED GAIN (LOSS) . . . . . . .    180,032     18,672,617      9,505,455      1,624,433              0
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . .   $260,070    $20,623,789    $10,103,993     $1,988,071       $250,290
                                                           ----------     ----------     ----------     ----------     ----------
                                                           ----------     ----------     ----------     ----------     ----------

                          PROTECTIVE INVESTMENT COMPANY
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     GLOBAL INCOME FUND       INTERNATIONAL EQUITY FUND
                                                                 YEAR ENDED    PERIOD ENDED    YEAR ENDED  PERIOD ENDED
                                                                  12/31/95       12/31/94*      12/31/95     12/31/94*
                                                                  --------       --------       --------     --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $ 1,419,625    $   451,353    $   390,106    $   137,125
Net realized gain (loss) on:
  Investments. . . . . . . . . . . . . . . . . . . . . . . .        890,583       (259,299)      (640,025)      (442,903)
  Foreign currency transactions. . . . . . . . . . . . . . .        149,263         63,610      1,671,359       (206,507)
  Options. . . . . . . . . . . . . . . . . . . . . . . . . .              0          4,831       (357,171)         5,326
  Futures. . . . . . . . . . . . . . . . . . . . . . . . . .              0              0              0              0
Change in unrealized appreciation
      (depreciation) of:
  Investments. . . . . . . . . . . . . . . . . . . . . . . .      1,128,602       (247,009)     6,588,738        492,590
  Foreign currency translations. . . . . . . . . . . . . . .         94,458         59,167        161,660       (114,610)
  Options. . . . . . . . . . . . . . . . . . . . . . . . . .              0              0        250,336       (250,336)
  Futures. . . . . . . . . . . . . . . . . . . . . . . . . .              0              0              0              0
                                                                -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . . . . . . .      3,682,531         72,653      8,065,003       (379,315)
                                                                -----------    -----------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    FROM:
  Net investment income. . . . . . . . . . . . . . . . . . .     (1,419,625)      (451,353)      (390,106)             0
  In excess of net investment income . . . . . . . . . . . .       (828,216)             0     (1,766,850)
  Net realized gain on investments . . . . . . . . . . . . .       (537,311)             0              0              0
  In excess of net realized gains. . . . . . . . . . . . . .              0              0              0              0
                                                                -----------    -----------    -----------    -----------
  Total dividends and distributions
    to shareholders. . . . . . . . . . . . . . . . . . . . .     (2,785,152)      (451,353)    (2,156,956)             0
FUND SHARE TRANSACTIONS (Note E) . . . . . . . . . . . . . .     12,906,465     17,650,172     25,548,590     27,754,376
                                                                -----------    -----------    -----------    -----------
  Total increase in net assets . . . . . . . . . . . . . . .     13,803,844     17,271,472     31,456,637     27,375,061

NET ASSETS
  Beginning of period. . . . . . . . . . . . . . . . . . . .     17,281,472         10,000     27,385,061         10,000
                                                                -----------    -----------    -----------    -----------
  END OF PERIOD (1). . . . . . . . . . . . . . . . . . . . .    $31,085,316    $17,281,472    $58,841,698    $27,385,061
                                                                -----------    -----------    -----------    -----------
                                                                -----------    -----------    -----------    -----------
  (1) Including undistributed (overdistributed)
      net investment income. . . . . . . . . . . . . . . . .    $  (591,214)   $   (19,500)   $  (398,006)   $  (229,909)
                                                                -----------    -----------    -----------    -----------
                                                                -----------    -----------    -----------    -----------

* For the period from March 14, 1994 (commencement of operations) through December 31, 1994.
** For the period from June 13, 1995 (commencement of operations) through December 31, 1995.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE INVESTMENT COMPANY
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                CAPITAL GROWTH FUND        GROWTH AND INCOME FUND           SELECT EQUITY FUND
                                                   PERIOD ENDED          YEAR ENDED    PERIOD ENDED     YEAR ENDED   PERIOD ENDED
                                                    12/31/95**            12/31/95       12/31/94*       12/31/95      12/31/94*
                                                    --------              --------       --------        --------      --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income. . . . . . . . . . . . . $     80,038           $  1,951,172   $    331,204   $    598,538   $    163,171
Net realized gain (loss) on:
  Investments. . . . . . . . . . . . . . . . . .      (15,740)             4,484,478        134,697      1,136,257        211,953
  Foreign currency transactions. . . . . . . . .            0                      0              0              0              0
  Options. . . . . . . . . . . . . . . . . . . .            0                      0              0              0              0
  Futures. . . . . . . . . . . . . . . . . . . .       32,639                      0              0              0              0
Change in unrealized appreciation
      (depreciation) of:
  Investments. . . . . . . . . . . . . . . . . .      173,558             14,188,139       (814,597)     8,369,198       (335,592)
  Foreign currency translations. . . . . . . . .            0                      0              0              0              0
  Options. . . . . . . . . . . . . . . . . . . .            0                      0              0              0              0
  Futures. . . . . . . . . . . . . . . . . . . .      (10,425)                     0              0              0              0
                                                 ------------            -----------   ------------   ------------   ------------
  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . .      260,070             20,623,789       (348,696)    10,103,993         39,532
                                                 ------------            -----------   ------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    FROM:
  Net investment income. . . . . . . . . . . . .      (80,038)            (1,951,172)      (331,204)      (598,538)      (163,171)
  In excess of net investment income . . . . . .            0                      0              0              0              0
  Net realized gain on investments . . . . . . .            0             (3,237,795)      (134,697)      (839,755)      (211,953)
  In excess of net realized gains. . . . . . . .            0                      0        (35,180)             0         (3,076)
                                                 ------------            -----------   ------------   ------------   ------------
  Total dividends and distributions
    to shareholders. . . . . . . . . . . . . . .      (80,038)            (5,188,967)      (501,081)    (1,438,293)      (378,200)
FUND SHARE TRANSACTIONS (Note E) . . . . . . . .   10,535,930             70,336,044     43,144,895     30,340,320     18,046,117
                                                 ------------            -----------   ------------   ------------   ------------
  Total increase in net assets . . . . . . . . .   10,715,962             85,770,866     42,295,118     39,006,020     17,707,449

NET ASSETS
  Beginning of period. . . . . . . . . . . . . .            0             42,305,118         10,000     17,717,449         10,000
                                                 ------------            -----------   ------------   ------------   ------------
  END OF PERIOD (1). . . . . . . . . . . . . . . $ 10,715,962           $128,075,984   $ 42,305,118   $ 56,723,469   $ 17,717,449
                                                 ------------            -----------   ------------   ------------   ------------
                                                 ------------            -----------   ------------   ------------   ------------
  (1) Including undistributed (overdistributed)
      net investment income. . . . . . . . . . . $          0           $          0   $          0   $          0   $          0
                                                 ------------            -----------   ------------   ------------   ------------
                                                 ------------            -----------   ------------   ------------   ------------

                            PROTECTIVE INVESTMENT COMPANY
                         STATEMENTS OF CHANGES IN NET ASSETS

                                                         SMALL CAP EQUITY FUND            MONEY MARKET FUND
                                                       YEAR ENDED   PERIOD ENDED     YEAR ENDED   PERIOD ENDED
                                                       12/31/95        12/31/94*      12/31/95      12/31/94*
                                                       --------        --------       --------      --------
INCREASE (DECREASE) IN NET ASSETS
  From operations: . . . . . . . . . . . . . . . .
     Net investment income . . . . . . . . . . . .   $    363,638   $     92,044    $   250,290    $   115,674
  Net realized gain (loss) on: . . . . . . . . . .
     Investments . . . . . . . . . . . . . . . . .        140,108          1,583              0            248
     Foreign currency transactions . . . . . . . .              0              0              0              0
     Options . . . . . . . . . . . . . . . . . . .              0              0              0              0
     Futures . . . . . . . . . . . . . . . . . . .              0              0              0              0
  Change in unrealized appreciation. . . . . . . .
       (depreciation of):
     Investments . . . . . . . . . . . . . . . . .      1,484,325     (1,602,153)             0              0
     Foreign currency translations . . . . . . . .              0              0              0              0
     Options . . . . . . . . . . . . . . . . . . .              0              0              0              0
     Futures . . . . . . . . . . . . . . . . . . .              0              0              0              0
                                                     ------------   ------------    -----------    -----------
     Net increase (decrease) in net assets . . . .
     resulting from operations . . . . . . . . . .      1,988,071     (1,508,526)       250,290        115,922
                                                     ------------   ------------    -----------    -----------
  Dividends and distributions to shareholders
     from:
  Net investment income. . . . . . . . . . . . . .       (363,638)       (92,044)      (250,290)      (115,674)
  In excess of net investment income . . . . . . .              0              0             (3)             0
  Net realized gain on investments . . . . . . . .       (140,108)        (1,583)             0           (245)
  In excess of net realized gains. . . . . . . . .       (355,217)       (56,286)             0              0
                                                     ------------   ------------    -----------    -----------
  Total dividends and distributions
     to shareholders . . . . . . . . . . . . . . .       (858,963)      (149,913)      (250,293)      (115,919)
  FUND SHARE TRANSACTIONS (Note E)                     20,887,839     23,461,185      1,451,237      3,608,488
                                                     ------------   ------------    -----------    -----------
     Total increase in net assets. . . . . . . . .     22,016,947     21,802,746      1,451,234      3,608,491
  NET ASSETS . . . . . . . . . . . . . . . . . . .
     Beginning of period . . . . . . . . . . . . .     21,812,746         10,000      3,618,491         10,000
                                                     ------------   ------------    -----------    -----------
     END OF PERIOD (1) . . . . . . . . . . . . . .   $ 43,829,693   $ 21,812,746    $ 5,069,725    $ 3,618,491
                                                     ------------   ------------    -----------    -----------
                                                     ------------   ------------    -----------    -----------
  (1) Including undistributed (overdistributed)
       net investment income . . . . . . . . . . .   $          0   $          0    $         0    $         0
                                                     ------------   ------------    -----------    -----------
                                                     ------------   ------------    -----------    -----------

* For the period from March 14, 1994 (commencement of operations) through December 31, 1994.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMNTS.

                    (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                            PROTECTIVE INVESTMENT COMPANY
                                 FINANCIAL HIGHLIGHTS
           FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED


                                                            REALIZED AND                              DIVIDENDS
                                   NET ASSET                UNREALIZED       TOTAL       DIVIDENDS    IN EXCESS   DISTRIBUTIONS
                                   VALUE AT       NET       GAIN (LOSS)       FROM       FROM NET      OF NET       FROM NET
                                   BEGINNING   INVESTMENT       ON          INVESTMENT   INVESTMENT  INVESTMENT     REALIZED
                                   OF PERIOD  INCOME (3)(7) INVESTMENTS(7)  OPERATIONS    INCOME      INCOME      CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Global Income Fund
  1/1/95 - 12/31/95 . . . . . . . .$ 9.558       $0.607       $0.968         $1.575       $(0.553)    $(0.323)       $(0.183)
  3/14/94 - 12/31/94 (1). . . . . . 10.000        0.367       (0.442)        (0.075)       (0.367)      0.000          0.000
---------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
  1/1/95 - 12/31/95 . . . . . . . .  9.581        0.067        1.817          1.884        (0.076)     (0.344)         0.000
  3/14/94 - 12/31/94 (1). . . . . . 10.000        0.048       (0.467)        (0.419)        0.000       0.000          0.000
---------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund
  6/13/95 - 12/31/95 (2)  . . . . . 10.000        0.080        0.613          0.693        (0.080)      0.000          0.000
---------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
  1/1/95 - 12/31/95 . . . . . . . .  9.661        0.246        2.854          3.100        (0.246)      0.000         (0.318)
  3/14/94 - 12/31/94 (1). . . . . . 10.000        0.114       (0.300)        (0.186)       (0.114)      0.000         (0.031)
---------------------------------------------------------------------------------------------------------------------------------
Select Equity Fund
  1/1/95 - 12/31/95 . . . . . . . .  9.839        0.143        3.470          3.613        (0.143)      0.000         (0.200)
  3/14/94 - 12/31/94 (1). . . . . . 10.000        0.093       (0.039)         0.054        (0.093)      0.000         (0.120)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund
  1/1/95 - 12/31/95 . . . . . . . .  8.951        0.079        0.502          0.581        (0.079)      0.000         (0.031)
  3/14/94 - 12/31/94 (1). . . . . . 10.000        0.038       (1.025)        (0.987)       (0.038)      0.000         (0.001)
---------------------------------------------------------------------------------------------------------------------------------
Money Market Fund
  1/1/95 - 12/31/95 . . . . . . . .  1.000        0.052        0.000          0.052        (0.052)      0.000          0.000
  3/14/94 - 12/31/94 (1). . . . . .  1.000        0.031        0.000          0.031        (0.031)      0.000          0.000
---------------------------------------------------------------------------------------------------------------------------------

(1)  Investment operations commenced on March 14, 1994.
(2)  Investment operations commenced on June 13, 1995.
(3)  Net Investment Income and Ratio of Operating Expenses to Average Net
     Assets is after reimbursement of certain fees and expenses by Protective Life. Had Protective Life not undertaken to reimburse expenses related to the Funds, net investment income per share and the ratio of operating expenses to average net assets would have been as follows: For the year ended December 31, 1995: Global Income Fund, $0.577 and 1.50%; International Equity Fund, $0.032 and 1.55%; Capital Growth Fund, $0.055 and 1.62%; Growth and Income Fund, $0.236 and 0.93%; Select Equity Fund, $0.125 and 1.01%; Small Cap Equity Fund, $.065 and 1.00%; and Money Market Fund, $0.046 and 1.17%, respectively. For the period ended December 31, 1994: Global Income Fund, $0.320 and 2.12%; International Equity Fund, $0.004 and 2.24%; Growth and Income Fund, $0.097 and 1.31%; Select Equity Fund, $0.055 and 1.81%; Small Cap Equity Fund, $0.009 and 1.62%; and
     Money Market Fund, $0.018 and 2.24%, respectively.
(4) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized.
(5)  Annualized.
(6)  Non-Annualized.
(7) The per share computation is a mathematical computation which may appear inconsistent with the statement of operations.

                                 DISTRIBUTIONS                                                   RATIO       RATIO OF NET
                                   IN EXCESS                 NET ASSET             NET ASSETS OF OPERATING   INVESTMENT
                                      OF                      VALUE AT                END       EXPENSES     INCOME TO     PORTFOLIO
                                 NET REALIZED      TOTAL        END       TOTAL    OF PERIOD   TO AVERAGE     AVERAGE      TURNOVER
                                     GAINS     DISTRIBUTIONS OF PERIOD  RETURN (4)   (000)    NET ASSETS (3) NET ASSETS      RATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Global Income Fund
   1/1/95 - 12/31/95  . . . . . . $0.000       $(1.059)      $10.074     16.94%      $31,085     1.10%         5.94%       295%
   3/14/94 - 12/31/94 (1) . . . .  0.000        (0.367)        9.558     (0.74)       17,281     1.10 (5)      5.58 (5)    210 (6)
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
   1/1/95 - 12/31/95  . . . . . .  0.000        (0.420)       11.045     19.66        58,842     1.10          0.96         40
   3/14/94 - 12/31/94 (1) . . . .  0.000        (0.000)        9.581     (4.18)       27,385     1.10 (5)      1.25 (5)     33 (6)
------------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund
   6/13/95 - 12/31/95 (2) . . . .  0.000        (0.080)       10.613      6.93        10,716     0.80 (5)      2.57 (5)      5 (6)
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
   1/1/95 - 12/31/95  . . . . . .  0.000        (0.564)       12.197     32.29       128,076     0.80          2.36         55
   3/14/94 - 12/31/94 (1) . . . . (0.008)       (0.153)        9.661     (1.86)       42,305     0.80 (5)      2.21 (5)     36 (6)
------------------------------------------------------------------------------------------------------------------------------------
Select Equity Fund
   1/1/95 - 12/31/95  . . . . . .  0.000        (0.343)       13.109     36.73        56,723     0.80          1.69         60
   3/14/94 - 12/31/94 (1) . . . . (0.002)       (0.215)        9.839      0.53        17,717     0.80 (5)      2.44 (5)     56 (6)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund
   1/1/95 - 12/31/95  . . . . . . (0.077)       (0.187)        9.345      6.46        43,830     0.80          1.09         60
   3/14/94 - 12/31/94 (1) . . . . (0.023)       (0.062)        8.951     (9.87)       21,813     0.80 (5)      1.07 (5)     17 (6)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund . . . . . . . .
   1/1/95 - 12/31/95  . . . . . .  0.000        (0.052)        1.000      5.32         5,070     0.60          5.19        N/A
   3/14/94 - 12/31/94 (1) . . . .  0.000        (0.031)        1.000      3.14         3,618     0.60 (5)      3.80 (5)    N/A
------------------------------------------------------------------------------------------------------------------------------------

                          PROTECTIVE INVESTMENT COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

NOTE A - ORGANIZATION
Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers seven separately managed pools of assets which have differing investment objectives and policies. The Company currently issues seven classes of its shares: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, Select Equity Fund, Small Cap Equity Fund and Money Market Fund (individually a "Fund" and collectively the "Funds"). The Company had no operations prior to March 2, 1994, other than those relating to organizational matters. The initial capital contribution of $60,000, $10,000 per class, resulting in 1,000 shares being issued by the Global Income Fund, International Equity Fund, Growth and Income Fund, Select Equity Fund and Small Cap Equity Fund and 10,000 shares being issued by the Money Market Fund, was provided on March 2, 1994 by Protective Life Insurance Company. The Company commenced investment operations on March 14, 1994. On June 13, 1995 the Capital Growth Fund commenced investment operations by issuing 100,000 shares of stock to Protective Life Insurance Company ("Protective Life") in exchange for an initial contribution of $1,000,000.

The Company offers each class of its stock to a separate account of Protective Life as funding vehicles for certain variable annuity contracts issued by Protective Life through the separate account.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The accounting policies are in conformity with generally accepted accounting principles for Investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Options and futures contracts are valued at the last sale price on the market where any such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

FOREIGN SECURITIES - Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings.

                           PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1995

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Funds. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain or loss on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. Unrealized currency gains and losses on securities held are not segregated for financial statement presentation.

Upon the purchase or sale of a security denominated in a foreign currency, the Funds may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction. Accordingly, the Company would not realize currency gains or losses between the trade and settlement dates on such security transactions.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. A Forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the Forward when entered into and the value of the Forward on the contractual settlement date. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and, in certain circumstances, to increase the Funds' total returns.

CALL AND PUT OPTIONS - A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its market value or be required to purchase currency or securities at a price that exceeds its market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price. The Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value or to seek to increase the Funds total returns.

                          PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1995


FUTURES CONTRACTS - In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover its commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value.
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EXPENSES - Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

DISTRIBUTIONS - Distributions from net investment income are declared and distributed at least annually for International Equity Fund, Capital Growth Fund, Select Equity Fund and Small Cap Equity Fund; declared and distributed quarterly for Growth and Income Fund; declared and distributed monthly for Global Income Fund; and declared daily and distributed monthly for Money Market Fund. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to reflect the tax characterization.

NOTE C - AGREEMENTS AND FEES
The Company has entered into an investment management agreement with Investment Distributors Advisory Services, Inc. (the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; Select Equity Fund, .80%; Small Cap Equity Fund, .80%; and Money Market Fund, .60%.

In order to limit expenses, Protective Life has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; Select Equity Fund, .80%; Small Cap Equity Fund, .80%; and Money Market Fund, .60%. Protective Life may terminate its obligations to pay such expenses upon 120 days notice to the Company.

                          PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1995

Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, Money Market Fund, Select Equity Fund and Small Cap Equity Fund. Goldman Sachs Asset Management-International acts as the Adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement for each Fund with the Investment Manager under which the Adviser manages the investment portfolios of the Funds of which it is Adviser. As compensation for its services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, .40% of the first $50 million, .30% of the next $100 million, .25% of the next $100 million, and .20% of the assets in excess of $250 million; Capital Growth Fund, Growth and Income Fund, Select Equity Fund and Small Cap Equity Fund, .40% of the first $50 million, .30% of the next $150 million, and .20% of assets in excess of $200 million; and Money Market Fund, .35% of the first $50 million, .25% of the next $100 million, .20% of the next $100 million, and .15% of assets in excess of $250 million.

Directors of the Company who are not interested persons receive an annual fee of $2,000 and $1,500 for each meeting attended.

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 1995, except for the Capital Growth Fund, which commenced investment operations on June 13, 1995, were as follows:

                                    NON-U.S.         U.S.         NON-U.S.         U.S.
                                   GOVERNMENT     GOVERNMENT     GOVERNMENT     GOVERNMENT
                                    PURCHASES      PURCHASES        SALES          SALES
                                  ------------   ------------   -----------    -------------
Global Income Fund . . . . . .   $ 56,421,154   $ 13,982,975   $ 44,629,571   $ 13,631,188
International Equity Fund. . .     40,980,955              0     14,607,254              0
Capital Growth Fund. . . . . .      7,969,330        119,136        159,275         60,000
Growth and Income Fund . . . .     97,673,985              0     40,572,459              0
Select Equity Fund . . . . . .     49,382,271              0     20,323,745              0
Small Cap Equity Fund. . . . .     37,172,633              0     15,511,165              0

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 1995 were $37,812,955 and $36,611,849, respectively.

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 1995 were as follows:

                                                                              NET UNREALIZED
                                   IDENTIFIED          GROSS UNREALIZED        APPRECIATION
                                      COST       APPRECIATION  (DEPRECIATION) (DEPRECIATION)
                                  ------------   ------------    -----------    ------------
Global Income Fund . . . . . .   $ 29,128,156   $    914,085    $    51,907    $   862,178
International Equity Fund. . .     52,141,129      7,952,616        887,372      7,065,244
Capital Growth Fund. . . . . .     10,751,984        525,733        353,678        172,055
Growth and Income Fund . . . .    113,655,002     15,495,584      2,125,531     13,370,053
Select Equity Fund . . . . . .     51,768,678      8,454,726        448,373      8,006,353
Small Cap Equity Fund. . . . .     44,377,316      4,585,699      4,742,048       (156,349)
Money Market Fund. . . . . . .      5,075,333              0              0              0

In addition, the International Equity Fund had capital loss carryforwards of $247,765 and $260,222 for the years ended December 31, 1994 and December 31, 1995, respectively. The capital loss carryforwards may be utilized to offset capital gains through December 31, 2002 and December 31, 2003, respectively.

                           PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1995

The following option contracts were entered into during the year ended December 31, 1995:


                                    GLOBAL INCOME FUND         INTERNATIONAL EQUITY FUND
                                  NUMBER OF                     NUMBER OF
                                  CONTRACTS        COST         CONTRACTS          COST
                                  ---------        ----         ---------          ----
12/31/94 BALANCE                            0    $       0      291,656,946     $  357,172
WRITTEN                           250,000,000       16,788                0              0
CLOSED/EXPIRED                              0            0     (291,656,946)      (357,172)
EXERCISED                        (250,000,000)     (16,788)               0              0
                                 ------------    ---------     ------------     ----------
12/31/95 BALANCE                            0    $       0                0     $        0
                                 ------------    ---------     ------------     ----------
                                 ------------    ---------     ------------     ----------

At December 31, 1995, the Capital Growth Fund had open futures contracts as follows:

                                                                   UNREALIZED
                                           AGGREGATE      MARKET    LOSS ON
FUTURES           EXPIRATION   CONTRACTS   FACE VALUE      VALUE    FUTURES
-------           ----------   ---------   ----------      -----    -------
S&P 500 Index     March 1996       3        $938,100     $927,675  ($10,425)

The aggregate face value of futures contracts opened and closed during the period ended December 31, 1995 was $2,720,400 and $1,782,300, respectively.

NOTE E - SHAREHOLDER TRANSACTIONS
The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 700 million of the authorized shares have been divided into, and may be issued in, seven designated classes as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; Select Equity Fund, 100 million shares; Small Cap Equity Fund, 100 million shares; and Money Market Fund, 100 million shares.

Transactions in shares were as follows:

                                                GLOBAL INCOME FUND             GLOBAL INCOME FUND
                                                    YEAR ENDED                 MARCH 14, 1994* TO
                                                 DECEMBER 31, 1995              DECEMBER 31, 1994
                                                 -----------------              -----------------
                                               SHARES         DOLLARS        SHARES         DOLLARS
                                               ------         -------        ------         -------
Shares sold or exchanged in. . . . . . .     1,255,603      $12,700,315    1,975,710      $19,281,417
Shares issued to shareholders in
reinvestment of dividends. . . . . . . .       276,359        2,785,152       46,868          451,352
Shares redeemed or exchanged out . . . .      (254,564)      (2,579,002)    (215,426)      (2,082,597)
                                             ---------      -----------    ---------      -----------
Net increase . . . . . . . . . . . . . .     1,277,398      $12,906,465    1,807,152      $17,650,172
                                             ---------      -----------    ---------      -----------
                                             ---------      -----------    ---------      -----------
                                             INTERNATIONAL EQUITY FUND      INTERNATIONAL EQUITY FUND
                                                    YEAR ENDED                 MARCH 14, 1994* TO
                                                 DECEMBER 31, 1995              DECEMBER 31, 1994
                                                 -----------------              -----------------
                                               SHARES         DOLLARS        SHARES         DOLLARS
                                               ------         -------        ------         -------
Shares sold or exchanged in. . . . . . . .   2,601,322      $26,748,946     2,926,579     $28,423,406
Shares issued to shareholders in
reinvestment of dividends. . . . . . . . .     195,153        2,156,956             0               0
Shares redeemed or exchanged out . . . . .    (327,344)      (3,357,312)      (69,388)       (669,030)
                                             ---------      -----------     ---------     -----------
Net increase . . . . . . . . . . . . . . .   2,469,131      $25,548,590     2,857,191     $27,754,376
                                             ---------      -----------     ---------     -----------
                                             ---------      -----------     ---------     -----------

                        PROTECTIVE INVESTMENT COMPANY
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              DECEMBER 31, 1995

                                                CAPITAL GROWTH FUND
                                                 JUNE 13, 1995* TO
                                                 DECEMBER 31, 1995
                                                 -----------------
                                              SHARES           DOLLARS
                                              ------           -------
Shares sold or exchanged in. . . . . . .    1,020,331      $10,646,035
Shares issued to shareholders in
    reinvestment of dividends. . . . . .        7,542           80,037
Shares redeemed or exchanged out . . . .      (18,159)        (190,142)
                                            ---------      -----------
Net increase . . . . . . . . . . . . . .    1,009,714      $10,535,930
                                            ---------      -----------
                                            ---------      -----------

                                              GROWTH AND INCOME FUND         GROWTH AND INCOME FUND
                                                    YEAR ENDED                 MARCH 14, 1994* TO
                                                 DECEMBER 31, 1995              DECEMBER 31, 1994
                                                 -----------------              -----------------
                                               SHARES         DOLLARS        SHARES         DOLLARS
                                               ------         -------        ------         -------
Shares sold or exchanged in. . . . . . .     6,106,217      $69,914,606    4,404,799      $43,422,513
Shares issued to shareholders in
   reinvestment of dividends . . . . . .       431,665        5,188,967       51,337          501,081
Shares redeemed or exchanged out . . . .      (415,846)      (4,767,529)     (78,272)        (778,699)
                                             ---------      -----------    ---------      -----------
Net increase                                 6,122,036      $70,336,044    4,377,864      $43,144,895
                                             ---------      -----------    ---------      -----------
                                             ---------      -----------    ---------      -----------
                                                SELECT EQUITY FUND             SELECT EQUITY FUND
                                                    YEAR ENDED                 MARCH 14, 1994* TO
                                                 DECEMBER 31, 1995              DECEMBER 31, 1994
                                                 -----------------              -----------------
                                               SHARES         DOLLARS        SHARES         DOLLARS
                                               ------         -------        ------         -------
Shares sold or exchanged in. . . . . . .     2,599,094      $31,044,432    1,816,889      $18,229,784
Shares issued to shareholders in
    reinvestment of dividends. . . . . .       109,717        1,438,293       38,441          378,199
Shares redeemed or exchanged out . . . .      (182,611)      (2,142,405)     (55,502)        (561,866)
                                             ---------      -----------    ---------      -----------
Net increase . . . . . . . . . . . . . .     2,526,200      $30,340,320    1,799,828      $18,046,117
                                             ---------      -----------    ---------      -----------
                                             ---------      -----------    ---------      -----------
                                               SMALL CAP EQUITY FUND          SMALL CAP EQUITY FUND
                                                    YEAR ENDED                 MARCH 14, 1994* TO
                                                 DECEMBER 31, 1995              DECEMBER 31, 1994
                                                 -----------------              -----------------
                                               SHARES         DOLLARS        SHARES         DOLLARS
                                               ------         -------        ------         -------
Shares sold or exchanged in. . . . . . .     2,572,788      $23,875,696    2,469,183      $23,792,481
Shares issued to shareholders in
    reinvestment of dividends. . . . . .        91,938          858,963       16,747          149,912
Shares redeemed or exchanged out . . . .      (411,612)      (3,846,820)     (50,091)        (481,208)
                                             ---------      -----------    ---------      -----------
Net increase . . . . . . . . . . . . . .     2,253,114      $20,887,839    2,435,839      $23,461,185
                                             ---------      -----------    ---------      -----------
                                             ---------      -----------    ---------      -----------
                                                 MONEY MARKET FUND              MONEY MARKET FUND
                                                    YEAR ENDED                 MARCH 14, 1994* TO
                                                 DECEMBER 31, 1995              DECEMBER 31, 1994
                                                 -----------------              -----------------
                                               SHARES         DOLLARS        SHARES         DOLLARS
                                               ------         -------        ------         -------
Shares sold or exchanged in. . . . . . .     8,282,138        8,282,138     19,446,623     19,446,623
Shares issued to shareholders in
    reinvestment of dividends. . . . . .       249,594          249,594        115,976        115,976
Shares redeemed or exchanged out . . . .    (7,080,495)      (7,080,495)   (15,954,111    (15,954,111)
                                            ----------       ----------    -----------    -----------
Net increase . . . . . . . . . . . . . .     1,451,237        1,451,237      3,608,488      3,608,488
                                            ----------       ----------    -----------    -----------
                                            ----------       ----------    -----------    -----------


*Commencement of investment operations.

                          PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1995

NOTE F - FORWARD FOREIGN CURRENCY CONTRACTS
At December 31, 1995, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:




GLOBAL INCOME FUND                                     U.S. $ COST     U.S. $        UNREALIZED
------------------                                   ON ORIGINATION     CURRENT     APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                       DATE           VALUE     (DEPRECIATION)
-----------------------------------                  ------------   ------------   ------------
DEM, expiring 01/31/1996-09/09/1996 (4 contracts).   $  1,649,826   $  1,710,968   $     61,142

FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
BEL, expiring 02/28/1996-09/09/1996 (3 contracts).      2,362,426      2,409,573        (47,147)
CAD, expiring 02/05/1996 (1 contracts) . . . . . .      2,289,205      2,257,749         31,456
DEM, expiring 01/24/1996-03/04/1996 (6 contracts).      4,838,073      4,783,185         54,888
DKK, expiring 02/06/1996 (3 contracts) . . . . . .      2,428,348      2,399,838         28,510
ESP, expiring 02/27/1996 (2 contracts) . . . . . .      1,325,000      1,324,255            745
FRF, expiring 02/29/1996 (1 contracts) . . . . . .      3,854,507      3,879,880        (25,373)
GBP, expiring 02/12/1996 (1 contracts) . . . . . .      1,329,052      1,340,123        (11,071)
JPY, expiring 01/17/1996 (3 contracts) . . . . . .      2,835,448      2,756,414         79,034
NZD, expiring 03/05/1996 (2 contracts) . . . . . .      2,506,564      2,597,579        (91,015)
SEK, expiring 02/07/1996 (2 contracts) . . . . . .      1,765,049      1,754,877         10,172
                                                     ------------   ------------   ------------
                                                       25,533,672     25,503,473         30,199
                                                                                   ------------
Offsetting forward currency contracts not yet settled                                    64,276
(10 contracts)                                                                     ------------
NET UNREALIZED APPRECIATION                                                        $    155,617
                                                                                   ------------
                                                                                   ------------

INTERNATIONAL EQUITY FUND                             U.S. $ COST     U.S. $         UNREALIZED
-------------------------                           ON ORIGINATION     CURRENT      APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                      DATE           VALUE      (DEPRECIATION)
-----------------------------------                 --------------  ------------   --------------
DEM, expiring 02/07/1996-09/09/1996 (3 contracts)    $  3,891,030   $  3,881,471      $  (9,559)

FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
BEL, expiring 09/09/1996 (2 contracts) . . . . .          799,600        834,343        (34,743)
HKD, expiring 02/07/1996 (2 contracts) . . . . .        2,470,017      2,470,318           (301)
JPY, expiring 01/17/1996 (1 contracts) . . . . .        5,014,589      4,902,406        112,183
SEK, expiring 02/07/1996 (1 contracts) . . . . .        3,091,431      3,116,612        (25,181)
                                                     ------------   ------------   ------------
                                                       11,375,637     11,323,679         51,958
                                                                                   ------------
Offsetting forward currency contracts not yet settled                                     5,213
(7 contracts)                                                                      ------------
NET UNREALIZED APPRECIATION                                                        $     47,612
                                                                                   ------------
                                                                                   ------------

                                GLOSSARY OF TERMS
BEL - Belgian Franc                                   GBP - Great British Pound
CAD - Canadian Dollar                                 HKD - Hong Kong Dollar
DEM - Deutsche Mark                                   JPY - Japanese Yen
DKK - Danish Kronner                                  NZD - New Zealand Dollar
ESP - Spanish Peseta                                  SEK - Swedish Krona
FRF - French Franc                                    USD - United States Dollar

                          PROTECTIVE INVESTMENT COMPANY
                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND THE INVESTORS
OF PROTECTIVE INVESTMENT COMPANY

We have audited the accompanying statements of assets and liabilities of Protective Investment Company (the "Company"), consisting of Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, Select Equity Fund, Small Cap Equity Fund and Money Market Fund, including the schedules of investments, as of December 31, 1995, and the related statements of operations for the year then ended (for the Capital Growth Fund for the period June 13, 1995 (commencement of operations) through December 31, 1995) and the changes in net assets and financial highlights for the year ended December 31, 1995 and for the period March 14, 1994 (commencement of operations) through December 31, 1994 (for the Capital Growth Fund for the period June 13, 1995 (commencement of operations) through December 31, 1995). These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts of disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Protective Investment Company as of December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the periods referred to above in conformity with generally accepted accounting principles.

                                                      COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 16, 1996

                          PROTECTIVE INVESTMENT COMPANY

                                 _______________

                             DIRECTORS AND OFFICERS

                           D. Warren Bailey, DIRECTOR
                         G. Ruffner Page, Jr., DIRECTOR
                         Cleophus Thomas, Jr., DIRECTOR
                      Carolyn King, PRESIDENT AND CHAIRMAN
                           R. Stephen Briggs, DIRECTOR
            Richard J. Bielen, VICE PRESIDENT AND COMPLIANCE OFFICER
          Jerry W. DeFoor, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER
                           John O'Sullivan, TREASURER
      Lizabeth R. Nichols, VICE PRESIDENT, SECRETARY AND COMPLIANCE OFFICER

                                 _______________

                               INVESTMENT MANAGER

                 Investment Distributors Advisory Services, Inc.

                                 _______________

                               INVESTMENT ADVISERS

                         Goldman Sachs Asset Management
                  Goldman Sachs Asset Management International

                                 _______________


--------------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable annuity contracts.
--------------------------------------------------------------------------------

                                [PROTECTIVE LOGO]
                        PROTECTIVE LIFE INSURANCE COMPANY
                              We Protect The Future - Registered Trademark-

                                  P.O. Box 2606
                            Birmingham, Alabama 35202